Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
Chairman of the Board & President

Francis J. Harmon
Trustee

Robert F. Moyer
Senior Vice President & Trustee

A.R. Umans
Trustee

Daniel Zemanek
Trustee

William R. Andersen
Vice President

Robert H. Buchen
Vice President

Michelle L. Cahoon
Treasurer

Lisa M. King
Secretary

Kelly C. Dehler
Assistant Secretary

Investment Adviser

Driehaus Capital Management, Inc.
25 East Erie Street
Chicago, IL 60611

Distributor

Driehaus Securities Corporation
25 East Erie Street
Chicago, IL 60611

Administrator & Transfer Agent

PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Custodian

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, NY 11245	Annual Report to Shareholders

December 31, 2002

Driehaus International Growth Fund
Driehaus International Discovery Fund
Driehaus European Opportunity Fund
Driehaus Asia Pacific Growth Fund
Driehaus Emerging Markets Growth Fund

Distributed by:

Driehaus Securities Corporation

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

President’s Letter

Dear Fellow Shareholders:

     Once again, the global investment environment provided a challenge for the Driehaus Mutual Funds. Despite early expectations of a turnaround in 2002, the U.S. economy made only sluggish progress toward recovery during the year. This continued economic weakness, combined with geopolitical pressures that included the ongoing threat of terrorism and war, took its toll on equity markets in the U.S. as well as in most of the world, as markets globally chalked up a third consecutive year of losses. As we enter 2003, we remain basically constructive on the outlook for both U.S. and international markets. In our opinion, fundamental indicators may be showing some signs of improvement, and the U.S. economic recovery may be more advanced than generally thought. While we expect recovery will continue to be gradual, we also think that any improvement in the U.S. should bode well for global growth prospects.

     In looking back over 2002’s performance, we should make note of the fact that our call at the end of 2001 of a promising outlook for emerging markets proved to be correct. For the year, the emerging markets outperformed their developed counterparts, losing only 6%, aided by a fourth-quarter rally that saw this sector rise 10%. As growth investors, we find the higher GDP growth forecasts for emerging markets, compared with those for more developed economies, especially attractive, particularly in countries such as China, South Korea, Taiwan and Thailand and in Eastern Europe. Based on our analysis of fundamental, technical and valuation factors, we believe that these markets are still in the early stages of a long-term turn and could offer great investment opportunities over the next generation. Our enthusiasm for the potential of these markets is supported by the fact that emerging markets have historically outperformed during periods of global economic recovery.

     The outlook for the developed markets is more difficult to call, but every market in this sector has been severely damaged over the past three years, and we believe they may be at or close to a bottom. Although most international indexes made new lows in October 2002 in tandem with those in the U.S., these lows were on lower volume and less breadth. Stocks do not appear to be reacting as negatively to bad news, and we think a base may have been put into place that can serve as a starting point for improvement in selected stocks and industries. Overall, in line with what we are seeing in the U.S., we think the mature global economies could be in the early stages of recovery.

     All of this leads us to alert investors to the fact that we believe now is an excellent time to come into — or come back to — the market. This is especially true since stocks globally appear to be undervalued, and investing at this point could potentially lead to greater gains. While we perhaps may not see as many classic rapid growth stories as we did during the 1990s, there is no shortage of good ideas, including recovery growth names, especially in telecommunications, healthcare, electronics, and oil and basic materials, as well as the strong growth potential offered by emerging markets.

     One other item we should mention is that, during the past year, we made the decision that we would no longer directly market our five international mutual funds ourselves. We believe that our core strength at Driehaus lies in portfolio management, rather than retail fund distribution. In our opinion, the mutual fund investment platforms created by the brokerage community provide a more effective distribution system for firms that are able to produce superior investment returns.

     We’d also like to take this opportunity to thank all of you for your continued support as shareholders. As always, we encourage you to maintain a long-term perspective on investing, as we firmly believe that time, not timing, leads to superior returns.

Sincerely,

Richard H. Driehaus
President
Driehaus Mutual Funds

Table of Contents

Driehaus International Growth Fund
Portfolio Managers’ Letter	1
Schedule of Investments	4

Driehaus International Discovery Fund
Portfolio Managers’ Letter	11
Schedule of Investments	14

Driehaus European Opportunity Fund
Portfolio Manager’s Letter	22
Schedule of Investments	25

Driehaus Asia Pacific Growth Fund
Portfolio Manager’s Letter	32
Schedule of Investments	35

Driehaus Emerging Markets Growth Fund
Portfolio Manager’s Letter	42
Schedule of Investments	45

Each Fund section includes:
Schedule of Investments by Industry
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights

Notes to Financial Statements	52

Report of Independent Auditors	60

Interested and Independent Trustees of the Trust	61

Officers of the Trust	63

Annual Report to Shareholders
December 31, 2002

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds’ share prices are expected to be more volatile than that of U.S.-only funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

         Driehaus International Growth Fund

         Driehaus International Discovery Fund

         Driehaus European Opportunity Fund

         Driehaus Asia Pacific Growth Fund

         Driehaus Emerging Markets Growth Fund

Driehaus International Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders:

     For the year ended December 31, 2002, the Driehaus International Growth Fund returned -24.81%. This compares with a return of -16.02% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE®) Growth Index, and -14.67% for the MSCI All Country (AC) World Free Ex-U.S. Index for the same period.

     For the five year period ended December 31, 2002, the Driehaus International Growth Fund returned -4.70%. This compares with a return of -5.43% for the MSCI EAFE® Growth Index and -2.66% for the MSCI AC World Free Ex-U.S. Index for the same period.

     For the ten year period ended December 31, 2002, the Driehaus International Growth Fund returned 7.09%. This compares with a return of 1.53% for the MSCI EAFE® Growth Index and 4.17% for the MSCI AC World Free Ex-U.S. Index for the same period.1

     Since the fund’s inception on July 1, 1990, through December 31, 2002, the Driehaus International Growth Fund posted an annualized return of 7.08%, compared with 0.12% for the MSCI EAFE® Growth Index and 2.35% for the MSCI AC World Free Ex-U.S. Index over the same time.1

     As 2002 began, early indications of a potential economic turnaround sent global markets higher. However, the turnaround did not materialize, and it soon became clear that the economic slowdown was going to last even longer than expected. This, in combination with increased geopolitical pressures and continued fallout from the technology sector collapse, set the stage for the third straight year of losses in the global equity markets.

     Throughout 2002, our strategy was fairly consistent. The fund continued to underweight Western Europe and Japan and overweight emerging markets, with our exposure to this sector hovering around 30% all year, the maximum allowable under fund guidelines. Our view at the beginning of 2002 — and our view now — is that we expect to see faster economic growth in these smaller markets. If anything, growth in the more mature markets was even slower than we anticipated in 2002.

     Our confidence in the potential of emerging markets was rewarded, as this sector was the best performer globally in 2002. However, other factors combined to restrain the fund’s performance for the year. With low interest rates and a gloomy perception of economic recovery in the U.S., the dollar began to decline rapidly and continued its fall throughout the year, ending 2002 down 18% against the euro, 11% against the pound, and 10% against the yen. Since the fund was underweight in both euros and yen, this hurt performance. According to our calculations, more than 65% of the difference in performance between the Driehaus International Growth Fund and its MSCI EAFE® Growth benchmark in 2002 was the result of currency movements.

     Additionally, at the beginning of the year, we were among those anticipating a more substantial economic recovery in 2002. Since the markets usually rebound before such a recovery, we had positioned the fund more aggressively in order to capitalize on the early rally. However, the recovery remained sluggish and the markets became extremely volatile, culminating in the climactic sell-off of late September and early October. In this environment, the growth approach to investing generally continued to struggle.

     For 2002, the International Monetary Fund reported global economic growth of 2.8%, with the growth of the world’s 30 largest economies estimated at just 1.5%. So, while we saw some recovery from 2001’s recession, that recovery was tepid — and much weaker than normally seen at this point in the cycle. This was primarily due to the global economy’s continued efforts to work off the excesses that resulted from the previous expansion, particularly the technology bubble.

     In addition, as earnings globally continued to be poor in the first half of 2002, a clear disconnect between growth and earnings was evident, and international companies with strong earnings growth were not rewarded during most of the year. Over the 20 years from 1980 to 1999, companies with the best earnings revisions have historically outperformed companies with the worst revisions. While this trend reversed itself during the bear market, there are some indications that it has been re-established, which would clearly be positive for growth investors.

     As we enter 2003, our general outlook is that, despite the third consecutive down year in the global markets, the rate of decline appears to have slowed, and many companies continue to grow. So it is reasonable to expect that the situation will begin to improve at some point, although it is difficult to forecast exactly when this will occur. We continue to believe that emerging markets — with their restructuring efforts, low valuations, and good earnings growth — hold the most promise. As far as specific countries, we think that China and Russia will continue to perform well, with China providing the greatest positive surprises, and that the economies of Eastern Europe will continue to integrate with those of the western part of the continent. We believe Western Europe will recover, although we expect that recovery to lag the one in the U.S., and Japan will continue to be disappointing. We plan to weight our portfolio accordingly.

     While our outlook may sound less than glowing, it may not be a bad thing for the markets. Historically, a slow growth environment has often provided an excellent setting for growth investments, as investors focus on select companies that have supplied strong earnings growth despite the overall economic backdrop.

Sincerely,

William R. Andersen, CFA Portfolio Manager January 30, 2003	Svein Backer Assistant Portfolio Manager January 30, 2003

[1]	The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the “Partnership”), the fund’s predecessor, for the periods before the fund’s registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objectives, policies, and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership’s assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership’s performance has been restated to reflect estimated expenses of the fund. The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus International Growth Fund

     The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $100,000 investment in the Fund since July 1, 1990 (the date of the Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/02	1 Year	3 Years	5 Years	10 Years	(7/1/90 - 12/31/02)

Driehaus International Growth Fund (DRIGX)[1]	-24.81%	-29.99%	-4.70%	7.09%	7.08%
MSCI EAFE® Index[2]	-15.94%	-17.24%	-2.89%	4.00%	1.93%
MSCI EAFE® Growth Index[3]	-16.02%	-21.81%	-5.43%	1.53%	0.12%
MSCI AC World Free Ex-US Index[4]	-14.67%	-16.45%	-2.66%	4.17%	2.35%
Lipper International Fund Index[5]	-13.83%	-15.99%	-1.64%	5.56%	3.77%

[1]	The Driehaus International Growth Fund (the “Fund” or “DRIGX”) performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the “Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership’s assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership’s performance has been restated to reflect the expenses of the Fund. The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE® Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

[3]	The Morgan Stanley Capital International Europe, Australia, and Far East Growth Index (MSCI EAFE® Growth Index) is an unmanaged index composed of a sample of companies with higher price-to-book ratios, representative of the market structure of 21 European and Pacific Basin countries. The MSCI EAFE® Growth Index has been added as a comparison of the Fund’s growth-oriented investment style. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[4]	The Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI AC World Free Ex-US Index) is a recognized benchmark of non-US stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 48 countries. The MSCI AC World Free Ex-US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The MSCI AC World Free Ex-US Index has been added as a wider cross section of the marketplace in which the Fund invests than the MSCI EAFE® Index. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[5]	The Lipper International Fund Index is an equally weighted managed index of the largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus International Growth Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 96.3%

EUROPE — 51.2%
United Kingdom — 16.1%
Amvescap PLC	113,559	$727,626
British Sky Broadcasting Group PLC**	465,004	4,783,668
Burberry Group PLC**	74,398	268,894
EasyJet PLC**	250,866	1,106,613
Gallaher Group PLC	336,688	3,344,385
ICAP PLC	18,285	293,343
MMO2 PLC**	311,310	221,774
Royal Bank of Scotland Group PLC	29,927	716,918
Vodafone Group PLC	1,256,640	2,291,145
Vodafone Group PLC — ADR	29,946	542,622
William Hill PLC	490,207	1,791,467
Willis Group Holdings, Ltd. — ADR**	39,494	1,132,293

		17,220,748

Ireland — 10.3%
Allied Irish Banks PLC	76,530	1,050,413
Anglo Irish Bank Corp. PLC	202,812	1,442,926
Bank of Ireland	61,041	627,083
Irish Life & Permanent PLC	70,629	763,380
Ryanair Holdings PLC**	597,476	4,231,994
Ryanair Holdings PLC — ADR**	73,122	2,863,458

		10,979,254

Switzerland — 4.2%
Adecco SA	12,369	484,852
Givaudan SA	9,021	4,045,028

		4,529,880

Russia — 3.8%
AO VimpelCom — ADR**	37,600	1,203,576
Mobile Telesystems — ADR	54,600	2,027,844
Sibirtelecom**	2,985,403	79,113
Wimm-Bill-Dann Foods OJSC — ADR**	41,715	748,784

		4,059,317

Hungary — 2.3%
OTP Bank Rt.	142,199	1,397,890
OTP Bank Rt. — GDR	55,888	1,092,610

		2,490,500

Czech Republic — 2.1%
Komercni Banka AS	32,495	2,244,899

Finland — 2.0%
Nokia Oyj	136,200	2,165,262

Austria — 2.0%
Erste Bank der Oesterreichischen Sparkassen AG	32,110	2,161,512

Spain — 1.9%
Amadeus Global Travel Distribution SA — A	239,648	988,296
Industria de Diseno Textil SA	45,684	1,079,097

		2,067,393

Italy — 1.8%
Bulgari SpA	256,914	1,218,560
Lottomattica SpA**	41,285	698,358

		1,916,918

France — 1.6%
Sanofi - Synthelabo SA	23,052	1,409,046
Vivendi Universal SA	17,308	279,516

		1,688,562

Netherlands — 1.5%
Euronext NV	73,240	1,591,656

Germany — 1.1%
Deutsche Boerse AG	22,597	904,857
SAP AG	3,175	251,609

		1,156,466

Sweden — 0.5%
Telefonaktiebolaget LM Ericsson — ADR**	83,300	561,442

Total Europe		54,833,809

FAR EAST — 21.0%
South Korea — 6.2%
CJ Shopping Corp.	11,298	402,939
Daum Communications Corp.**	9,099	241,658
Hyundai Motor Co., Ltd.	9,400	219,932
Intelligent Digital Integrated Security Co., Ltd.	47,148	640,009
LG Electronics, Inc.**	6,910	240,616
Pantech Co., Ltd.**	65,500	789,722
POSCO	8,170	812,833
Samsung Electronics Co., Ltd.	12,710	3,364,900

		6,712,609

Japan — 3.4%
JSR Corp.	59,000	592,635
Konami Corp.	19,800	457,167
Nichii Gakkan Co.	5	259
Seiyu, Ltd.**	431,510	1,261,767
Toyoda Gosei Co., Ltd.	13,900	261,203
Yahoo Japan Corp.**	87	1,085,025

		3,658,056

China — 2.6%
China Oilfield Services, Ltd.**	638,000	155,443
Huaneng Power International, Inc. — H	3,300,000	2,644,783

		2,800,226

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Growth Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

Australia — 2.3%
Coca-Cola Amatil, Ltd.	202,760	$601,699
James Hardie Industries NV	478,719	1,841,144

		2,442,843

Hong Kong — 2.1%
CNOOC, Ltd.	736,000	957,944
Cosco Pacific, Ltd.	634,000	520,314
Hong Kong Exchanges & Clearing, Ltd.	590,000	741,437

		2,219,695

Indonesia — 1.6%
PT Bank Central Asia Tbk	1,050,500	293,436
PT Telekomunikasi Indonesia Tbk	3,329,400	1,432,200

		1,725,636

Malaysia — 1.5%
Maxis Communications Berhad**	1,130,788	1,606,918

Singapore — 1.3%
Flextronics International, Ltd. — ADR**	167,100	1,368,549

Total Far East		22,534,532

NORTH AMERICA — 15.0%
Bermuda — 6.1%
Accenture, Ltd. — ADR – A**	65,700	1,181,943
Frontline, Ltd.	29,200	255,003
Marvell Technology Group, Ltd. — ADR**	82,800	1,561,608
RenaissanceRe Holdings, Ltd. — ADR	89,021	3,525,232

		6,523,786

Canada — 4.9%
Celestica, Inc. — ADR**	75,490	1,064,409
Cognos, Inc.**	69,603	1,630,171
Cott Corp. — ADR**	97,558	1,738,484
Methanex Corp.	93,175	784,430

		5,217,494

Mexico — 3.0%
America Movil SA de CV — ADR — L	18,900	271,404
Wal-Mart de Mexico SA de CV — V	1,304,806	2,967,735

		3,239,139

Cayman Islands — 1.0%
Garmin, Ltd. — ADR**	35,748	1,047,416

Total North America		16,027,835

MIDDLE EAST — 8.1%
Israel — 8.1%
Taro Pharmaceutical Industries, Ltd. — ADR**	99,764	3,751,126
Teva Pharmaceutical Industries, Ltd. — ADR	127,174	4,910,189

		8,661,315

Total Middle East		8,661,315

AFRICA — 0.5%
South Africa — 0.5%
Harmony Gold Mining Co., Ltd. — ADR	32,600	548,006

Total Africa		548,006

SOUTH AMERICA — 0.5%
Brazil — 0.5%
Tele Norte Leste Participacoes SA — ADR	70,700	519,645

Total South America		519,645

Total Equity Securities (Cost $99,437,520)		103,125,142

RIGHTS — 0.0%

FAR EAST — 0.0%
Thailand — 0.0%
TelecomAsia Corp. Public Co., Ltd. (Foreign) — Rights**	307,294	0

Total Rights (Cost $0)		0

TOTAL INVESTMENTS
(COST $99,437,520)	96.3%	$103,125,142
Other Assets in Excess of Liabilities	3.7%	3,972,062

Net Assets	100.0%	$107,097,204

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$101,618,082

Gross Appreciation		$8,137,524
Gross Depreciation		(6,630,464)

Net Appreciation		$1,507,060

**	Non-income producing security.

ADR — American Depository Receipt

GDR — Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Growth Fund
Schedule of Investments by Industry
December 31, 2002

Percent of
Industry	Net Assets

Airlines	6.6%
Automobiles	0.5%
Banking	11.0%
Beverages	1.6%
Beverages & Tobacco	0.6%
Broadcast & Publishing Services	5.5%
Building Materials	1.7%
Business & Publishing Services	0.7%
Chemicals	5.1%
Clothing	0.3%
Communications	1.1%
Computer Manufacturers	0.2%
Consumer Services/ Multi-Industry	0.5%
Data Processing	1.5%
Drugs	8.1%
Electronic Components	1.3%
Electronic Instruments	3.1%
Electronic Systems/ Devices	1.0%
Energy Sources	1.0%
Finance/ Multi-Industry	1.5%
Financial Services	2.5%
Food & Household	0.7%
Health Care	1.3%
Home Products	0.2%
Industrial Services	1.1%
Leisure & Tourism	1.7%
Merchandising	1.2%
Metals — Steel	0.8%
Office/ Communications Equipment	3.2%
Precious Metals	0.5%
Reinsurance	3.3%
Retailing — Goods	4.9%
Semiconductors/ Components	2.7%
Software & EDP Services	0.4%
Technology/ Multi-Industry	1.2%
Telecommunications	9.2%
Telephone Utilities	0.5%
Tobacco	3.1%
Transportation — Air	1.0%
Transportation/ Multi-Industry	0.9%
Transportation — Shipping	0.2%
Utilities	2.8%
Other Assets in Excess of Liabilities	3.7%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Growth Fund
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Investments, at market value (Cost $99,437,520)	$103,125,142
Cash	3,110,669
Receivables:
Dividends	191,334
Interest	211
Investment securities sold	1,248,593
Fund shares sold	28
Foreign withholding tax refund	912,921
Prepaid expenses	14,082

TOTAL ASSETS	108,602,980

LIABILITIES:
Payables:
Investment securities purchased	827,174
Fund shares redeemed	440,668
Due to affiliates	139,914
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	13,504
Accrued expenses	84,516

TOTAL LIABILITIES	1,505,776

NET ASSETS	$107,097,204

SHARES OUTSTANDING	21,146,484

NET ASSET VALUE PER SHARE	$5.06

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2002:
Paid-in capital	$261,997,069
Undistributed net investment loss	(35,823)
Undistributed net realized loss	(158,478,150)
Unrealized net foreign exchange loss	(73,514)
Unrealized net appreciation on investments	3,687,622

NET ASSETS	$107,097,204

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Growth Fund
Statement of Operations
For the year ended December 31, 2002

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable foreign taxes of $186,365)	$2,077,042
Interest	21,482

Total income	2,098,524

Expenses:
Investment advisory fee	2,143,758
Administration fee	178,645
Professional fees	115,800
Federal and state registration fees	20,000
Custodian fee	231,585
Transfer agent fees	46,693
Trustees’ fees	15,696
Miscellaneous	79,371

Total expenses	2,831,548

Fees paid indirectly	(476,500)

Net expenses	2,355,048

Net investment loss	(256,524)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(22,834,577)
Net realized foreign exchange loss	(958,703)
Net change in unrealized foreign exchange loss	76,108
Net change in unrealized appreciation of investments	(16,094,042)

Net realized and unrealized loss on investments	(39,811,214)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,067,738)

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Growth Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2002	December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(256,524)	$(736,686)
Net realized and unrealized loss on investments	(39,811,214)	(88,312,641)

Net decrease in net assets resulting from operations	(40,067,738)	(89,049,327)

Distributions to shareholders:
Net investment income	—	—
Capital gains	—	(162,901)

Total distributions to shareholders	—	(162,901)

Capital share transactions:
Proceeds from shares sold	34,965,793	69,278,923
Reinvestment of distributions	—	154,871
Cost of shares redeemed	(58,028,278)	(94,052,767)

Net decrease in net assets derived from capital share transactions	(23,062,485)	(24,618,973)

Total decrease in net assets	(63,130,223)	(113,831,201)

NET ASSETS:

Beginning of period	$170,227,427	$284,058,628

End of period	$107,097,204	$170,227,427

Capital share transactions are as follows:
Shares issued	5,786,868	8,923,699
Shares reinvested	—	22,842
Shares redeemed	(9,928,609)	(12,615,262)

Net decrease from capital share transactions	(4,141,741)	(3,668,721)

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Growth Fund
Financial Highlights

					For the four
					month period
	For the year	For the year	For the year	For the year	September 1,		For the year
	ended	ended	ended	ended	1998		ended
	December 31,	December 31,	December 31,	December 31,	through		August 31,
	2002	2001	2000	1999	December 31, 1998		1998

Net asset value, beginning of period	$6.73	$9.81	$21.13	$11.55	$12.39		$11.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)	(0.03)	(0.13)	(0.13)	(0.04)		(0.07)
Net realized and unrealized gain (loss) on investments	(1.66)	(3.04)	(6.88)	11.31	(0.25)		1.77

Total income (loss) from investment operations	(1.67)	(3.07)	(7.01)	11.18	(0.29)		1.70

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—	—		—
Distributions from capital gains	—	(0.01)	(4.31)	(1.60)	(0.55)		(1.21)

Total distributions	—	(0.01)	(4.31)	(1.60)	(0.55)		(1.21)

Net asset value, end of period	$5.06	$6.73	$9.81	$21.13	$11.55		$12.39

Total Return	(24.81)%	(31.33)%	(33.53)%	98.94%	(2.04	)%**	16.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$107,097	$170,227	$284,059	$466,571	$223,831		$229,088
Ratio of expenses before fees paid indirectly to average net assets	1.98%	1.88%	1.78%	1.82%	2.00	%*	1.88%
Ratio of net expenses to average net assets	1.65%#	1.87%#	1.78%	1.82%	2.00	%*	1.88%
Ratio of net investment loss to average net assets	(0.18)%#	(0.35)%#	(0.92)%	(1.03)%	(1.46	)%*	(0.54)%
Portfolio turnover	361.18%	535.69%	404.21%	273.64%	116.28	%**	219.78%
Annualized portfolio turnover	361.18%	535.69%	404.21%	273.64%	347.89%		219.78%

*	Annualized

**	Not Annualized

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders:

     For the year ended December 31, 2002, the Driehaus International Discovery Fund returned -12.90%. This compares with a return of -16.02% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE®) Growth Index and -14.67% for the MSCI All Country (AC) World Free Ex-U.S. Index for the same period.

     Since the fund’s inception on December 31, 1998, through December 31, 2002, the Driehaus International Discovery Fund posted an annualized return of 20.00%, compared with -11.30% for the MSCI EAFE® Growth Index and -6.52% for the MSCI AC World Free Ex-U.S. Index over the same time.1

     The equity markets of every region of the world retreated in 2002, marking the third consecutive year of losses. Emerging markets, which managed to stem their damages at -6%, had the best performance globally, while Europe on the whole turned in one of the worst performances, losing more than 18%. Among the individual countries, most stock markets posted double-digit declines, leaving few places for investors to hide, particularly during a brutal October.

     Much of this dismal performance picture can be traced to sluggish global economies that — despite their lower valuations, declining interest rates, and appreciating currencies — took their cue from the U.S., which remained mired in slow-recovery mode. Country-specific events — from Japan’s continued banking problems to Venezuela’s political unrest — combined with global tension surrounding Iraq and North Korea to create a volatile geopolitical environment that was less conducive to growth and profit.

     Overall in 2002, the fund was overweight in the emerging markets and Asia/ Far East sectors and underweight in Europe relative to the MSCI EAFE® Growth Index, which accounts for much of our outperformance versus this index. In terms of individual countries, our top five weightings at year end were the UK, Canada, China/ Hong Kong, South Korea, and Taiwan, which totaled 42% of the fund. Our overweighting of South Korea — plus our holdings in such top performers as South Africa, Indonesia, Austria, and Thailand throughout the year — helped to tip the balance in our favor.

     Given our cautious assessment of the U.S. economy in 2002, we focused on companies more geared to domestic demand, primarily in Asian and emerging markets, rather than multinational companies. We believe that, in general, consumers in the world outside the U.S. are underleveraged. As incomes rise and credit becomes more affordable, consumer spending in these countries should increase, followed by company and market growth. This concept was tested, and proven, in South Korea over the past few years and appears to be proving itself again in China and Russia.

     As one way to play this theme in Asia (outside Japan), we invested in companies that focused on domestically produced goods and services as well as the financial services companies that can help consumers increase their spending power for these items through loans and credit cards. Easier access to credit also benefited sectors such as property stocks in Thailand.

     We applied this same thinking to Russia as well as the emerging markets of Eastern Europe, where eight countries were approved for entry into the European Union, including markets where the fund is invested, such as Estonia and the Czech Republic. As these countries work to implement EU economic and legal standards, we expect to see growing convergence between these markets and those of Western Europe, which should continue to benefit the banking industry and consumer-oriented companies in this region. Our investments in these areas, combined with our Asian holdings, made finance and consumer services our second and third largest sector weightings at year end, accounting for 15% and 13% of the portfolio, respectively.

     At mid-year, we had invested approximately 13% of the portfolio in the Japanese market due to the strength of domestic demand for discount retailing, shopping mall developers, and color cellphone companies. By the third quarter, the Japanese market had collapsed again, on the back of another banking crisis, and was on its way to another losing year. We reinvested this money into Southeast Asian stocks, which enabled us to participate in a fourth-quarter rally in these markets. Our purchases during the fourth quarter included several internet companies in China and South Korea after we noted that they had finally turned profitable for the first time ever, following in the footsteps of their major counterparts in the U.S. This reallocation reduced our

Japanese exposure to under 2% and brought our technology exposure to approximately 16% of the portfolio, our largest sector weighting as of year end.

     Looking ahead to 2003, a key question is whether the strong currencies of Europe and Japan — which hit or neared all-time highs against the dollar in 2002 — will push other countries into further efforts to stimulate consumer demand for domestically produced products and services as a way to counter the higher price of imports. If this happens, we believe the fund should be well positioned in smaller companies that will benefit from this trend. Our philosophy continues to center on finding and investing in shares offering the best growth in the world, and we continue to believe this growth is in Asia and the emerging markets, especially China. In line with this, the portfolio is likely to remain overweight in these sectors of the market and underweight in Europe.

Sincerely,

Emery R. Brewer Senior Portfolio Manager January 30, 2003	Eric J. Ritter, CFA Portfolio Manager January 30, 2003

[1]	During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus International Discovery Fund

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

			Since Inception
Average Annual Total Returns as of 12/31/02	1 Year	3 Years	(12/31/98 - 12/31/02)

Driehaus International Discovery Fund (DRIDX)[1]	-12.90%	-12.86%	20.00%
MSCI EAFE® Index[2]	-15.94%	-17.24%	-7.90%
MSCI EAFE® Growth Index[3]	-16.02%	-21.81%	-11.30%
MSCI AC World Free Ex-US Index[4]	-14.67%	-16.45%	-6.52%
Lipper International Small Cap Fund Index[5]	-7.95%	-13.54%	1.30%

[1]	The returns for these periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE® Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

[3]	The Morgan Stanley Capital International Europe, Australia and Far East Growth Index (MSCI EAFE® Growth Index) is an unmanaged index composed of a sample of companies with higher price-to-book ratios, representative of the market structure of 21 European and Pacific Basin countries. The MSCI EAFE® Growth Index has been added as a comparison of the Fund’s growth-oriented investment style. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[4]	The Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI AC World Free Ex-US Index) is a recognized benchmark of non-US stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 48 countries. The MSCI AC World Free Ex-US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The MSCI AC World Free Ex-US Index has been added as a wider cross section of the marketplace in which the Fund invests, than the MSCI EAFE® Index. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[5]	The Lipper International Small Cap Fund Index is an equally weighted managed index of the largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 95.2%

EUROPE — 52.4%
United Kingdom — 13.7%
EasyJet PLC**	170,272	$751,099
Ebookers PLC**	67,105	434,835
Egg PLC**	173,243	401,626
Enterprise Inns PLC	55,178	506,787
Inchcape PLC	19,764	227,263
Isoft Group PLC	220,878	910,324
Jardine Lloyd Thompson Group PLC	86,538	931,347
Lastminute.com PLC**	613,471	1,017,267
New Look Group PLC	244,111	939,266
Paladin Resources PLC	416,836	499,948
Premier Oil PLC**	2,947,619	1,376,172
Rank Group PLC	187,459	804,280
Schroders PLC	59,638	490,622

		9,290,836

Finland — 4.8%
Elcoteq Network Corp. — A**	116,500	1,320,293
Instrumentarium Corp. Oyj	24,400	977,567
Perlos Oyj	147,570	930,665

		3,228,525

Germany — 4.6%
Krones AG (Pref.)	13,643	622,759
Medion AG	8,053	285,202
Puma AG	14,606	996,703
Stada Arzneimittel AG	30,329	1,218,927

		3,123,591

Italy — 3.8%
Merloni Elettrodomestici SpA	130,534	1,372,499
Saeco International Group SpA**	334,353	1,235,005

		2,607,504

Sweden — 3.2%
Axfood AB	35,226	654,929
Biacore International AB**	17,765	375,145
Mekonomen AB	28,150	772,133
ORC Software AB	51,100	395,859

		2,198,066

Russia — 2.9%
AO VimpelCom — ADR**	47,825	1,530,877
Sberbank RF — ADR**	2,135	410,988

		1,941,865

Netherlands — 2.7%
Teleplan International NV**	115,484	810,716
Vodafone Libertel NV**	96,777	1,033,810

		1,844,526

Austria — 2.4%
Erste Bank der Oesterreichischen Sparkassen AG	23,870	1,606,829

Greece — 2.3%
Aktor SA Technical Co.	89,199	539,142
Hyatt Regency Hotels & Tourism SA	145,910	1,047,278

		1,586,420

Spain — 1.9%
Iberia Lineas Aereas de Espana SA	538,608	791,264
Indra Sistemas SA	78,067	530,840

		1,322,104

Czech Republic — 1.9%
Komercni Banka AS — GDR	55,058	1,266,334

Belgium — 1.8%
Mobistar SA**	51,834	1,234,156

Estonia — 1.1%
Hansabank, Ltd.	45,400	761,286

Croatia — 1.1%
Pliva — GDR	50,547	717,767

Ireland — 1.0%
ICON PLC — ADR**	26,200	705,042

Denmark — 1.0%
Radiometer AS — B	13,400	698,556

Turkey — 0.7%
Ford Otomotiv Sanayi AS**	56,725,000	478,403

Switzerland — 0.6%
Straumann AG	5,011	413,147

France — 0.5%
April Group	23,169	345,479

Luxembourg — 0.4%
SBS Broadcasting SA — ADR**	18,100	262,830

Total Europe		35,633,266

FAR EAST — 28.0%
South Korea — 6.2%
Daishin Securities Co., Ltd.	37,230	448,876
DGI Co., Ltd.	23,785	330,890
Feelingk Co., Ltd.	94,300	774,404
KH Vatec Co., Ltd.	11,660	586,908
NHN Corp.	10,735	402,772
Pantech Co., Ltd.**	25,760	310,584
RFTech Co., Ltd.	62,726	452,179
Sindo Ricoh Co., Ltd.	9,760	538,999
Ssangyong Motor Co., Ltd.**	85,150	359,683

		4,205,295

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

Taiwan — 5.4%
China Motor Co., Ltd.	371,000	$677,552
Compal Electronics, Inc.	194,000	200,863
Compal Electronics, Inc. — GDR	123,990	638,549
EVA Airways Corp.**	916,000	385,947
High Tech Computer Corp.	166,000	706,585
Yulon Motor Co., Ltd.	937,000	1,075,245

		3,684,741

China — 4.4%
Sinopec Shanghai Petrochemical Co., Ltd.**	5,712,000	864,304
Travelsky Technology, Ltd. — H	1,193,000	826,096
Zhejiang Expressway Co., Ltd. — H	3,378,000	1,299,502

		2,989,902

Hong Kong — 3.7%
China Pharmaceutical Enterprise and Investment Corp., Ltd.	4,144,000	743,950
Denway Motors, Ltd.	2,224,000	748,618
SINA.com — ADR**	152,900	993,850

		2,486,418

Indonesia — 2.5%
PT Astra Agro Lestari Tbk	1,730,000	299,609
PT Bank Central Asia Tbk	3,142,000	877,653
PT Telekomunikasi Indonesia Tbk	1,232,500	530,181

		1,707,443

Thailand — 1.8%
Land and Houses Public Co., Ltd. (Foreign)	373,400	697,418
Major Cineplex Group Public Co., Ltd. (Foreign)**	300,000	560,325

		1,257,743

Japan — 1.7%
Daito Trust Construction Co., Ltd.	25,500	564,064
Tsumura & Co.**	66,000	600,657

		1,164,721

Australia — 1.6%
Ten Network Holdings, Ltd.**	837,619	1,056,528

India — 0.7%
ICICI Bank, Ltd. — ADR	75,200	488,800

Total Far East		19,041,591

NORTH AMERICA — 11.0%
Canada — 8.1%
CHC Helicopter Corp.	21,881	393,774
Cinram International, Inc.	114,469	716,618
Cognos, Inc.**	40,705	953,351
PEYTO Exploration & Development Corp.**	203,316	1,434,993
Sierra Wireless, Inc.**	94,104	411,018
Thunder Energy, Inc.**	95,591	332,800
TSX Group, Inc.**†	25,000	336,281
TSX Group, Inc.**	25,040	336,819
WestJet Airlines, Ltd.**	58,202	594,996

		5,510,650

Bermuda — 2.9%
Frontline, Ltd.	119,500	1,043,593
Marvell Technology Group, Ltd. — ADR**	14,100	265,926
RenaissanceRe Holdings, Ltd. — ADR	17,000	673,200

		1,982,719

Total North America		7,493,369

MIDDLE EAST — 2.0%
Israel — 2.0%
Taro Pharmaceutical Industries, Ltd. — ADR**	36,606	1,376,386

Total Middle East		1,376,386

AFRICA — 1.2%
South Africa — 1.2%
Murray & Roberts Holdings, Ltd.	312,895	463,114
Pick’n Pay Stores, Ltd.	234,239	363,075

		826,189

Total Africa		826,189

SOUTH AMERICA — 0.6%
Argentina — 0.4%
Telecom Argentina Stet - France Telecom SA — ADR**	122,243	275,047

Brazil — 0.2%
Telesp Celular Participacoes SA — ADR**	53,800	164,090

Total South America		439,137

Total Equity Securities (Cost $57,471,649)		64,809,938

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY CERTIFICATES — 0.8% (Note C)

FAR EAST — 0.8%
India — 0.8%
Satyam Computer Services, Ltd.†	97,329	$562,279

Total Equity Certificates (Cost $516,445)		562,279

RIGHTS — 0.0%

EUROPE — 0.0%
United Kingdom — 0.0%
Paladin Resources PLC — Rights**	104,209	14,260

Total Rights (Cost $0)		14,260

TOTAL INVESTMENTS
(COST $57,988,094)	96.0%	$65,386,477
Other Assets in Excess of Liabilities	4.0%	2,726,172

Net Assets	100.0%	$68,112,649

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$58,929,516

Gross Appreciation		$8,833,117
Gross Depreciation		(2,376,156)

Net Appreciation		$6,456,961

**	Non-income producing security.

†	Restricted security.

ADR — American Depository Receipt

GDR — Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments by Industry
December 31, 2002

Percent of
Industry	Net Assets

Airlines	1.4%
Appliances	2.8%
Automobiles	5.2%
Banking	7.2%
Basic Industries/ Multi-Industry	0.7%
Beverages & Tobacco	0.7%
Broadcast & Publishing Services	2.6%
Chemicals	1.3%
Communications	0.4%
Computer Manufacturers	2.7%
Construction	1.6%
Consumer Durables/ Multi-Industry	1.8%
Consumer Non-Durables/ Multi-Industry	0.4%
Data Processing	1.4%
Drugs	4.9%
Electrical	0.9%
Electrical & Electronics	1.1%
Electronic Components	3.3%
Energy Sources	4.9%
Financial Services	3.0%
Health Care	6.1%
Insurance	1.9%
Internet Content	1.5%
Investments	0.7%
Leisure	2.3%
Leisure & Tourism	3.4%
Machinery & Engineering	2.0%
Medical Supplies	0.6%
Merchandising	2.9%
Miscellaneous Materials	1.4%
Office/ Communications Equipment	3.5%
Oil	0.5%
Other Computers	2.0%
Real Estate	1.0%
Recreation	1.5%
Reinsurance	1.0%
Retailing — Goods	1.0%
Semiconductors/ Components	0.4%
Software & EDP Services	1.2%
Technology/ Multi-Industry	1.9%
Telecommunications	4.3%
Telephone Utilities	0.4%
Transportation — Air	2.8%
Transportation/ Multi-Industry	1.9%
Transportation — Shipping	1.5%
Other Assets in Excess of Liabilities	4.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Investments, at market value (Cost $57,988,094)	$65,386,477
Foreign currency (Cost $246,582)	247,013
Cash	2,895,041
Receivables:
Dividends	50,083
Interest	399
Fund shares sold	495,850
Prepaid expenses	6,894

TOTAL ASSETS	69,081,757

LIABILITIES:
Payables:
Investment securities purchased	762,132
Fund shares redeemed	56,113
Due to affiliates	87,545
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	4,291
Accrued expenses	59,027

TOTAL LIABILITIES	969,108

NET ASSETS	$68,112,649

SHARES OUTSTANDING	3,778,093

NET ASSET VALUE PER SHARE	$18.03

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2002:
Paid-in capital	$91,866,442
Undistributed net investment loss	(20,349)
Undistributed net realized loss	(31,137,362)
Unrealized net foreign exchange gain	5,535
Unrealized net appreciation on investments	7,398,383

NET ASSETS	$68,112,649

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Operations
For the year ended December 31, 2002

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable foreign taxes of $79,302)	$718,559
Interest	19,078

Total income	737,637

Expenses:
Investment advisory fee	960,318
Administration fee	114,000
Professional fees	73,300
Federal and state registration fees	17,470
Custodian fee	152,700
Transfer agent fees	63,194
Trustees’ fees	9,970
Miscellaneous	54,684

Total expenses	1,445,636

Fees paid indirectly	(252,135)

Net expenses	1,193,501

Net investment loss	(455,864)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(10,513,227)
Net realized foreign exchange loss	(497,620)
Net change in unrealized foreign exchange gain	11,651
Net change in unrealized appreciation of investments	59,559

Net realized and unrealized loss on investments	(10,939,637)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,395,501)

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2002	December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(455,864)	$(517,341)
Net realized and unrealized loss on investments	(10,939,637)	(7,316,078)

Net decrease in net assets resulting from operations	(11,395,501)	(7,833,419)

Distributions to shareholders:
Net investment income	—	—
Capital gains	—	—

Total distributions to shareholders	—	—

Capital share transactions:
Proceeds from shares sold	62,405,775	12,730,144
Reinvestment of distributions	—	—
Cost of shares redeemed	(27,744,689)	(11,454,835)

Net increase in net assets derived from capital share transactions	34,661,086	1,275,309

Total increase (decrease) in net assets	23,265,585	(6,558,110)

NET ASSETS:

Beginning of period	$44,847,064	$51,405,174

End of period	$68,112,649	$44,847,064

Capital share transactions are as follows:
Shares issued	2,956,674	596,047
Shares reinvested	—	—
Shares redeemed	(1,345,593)	(556,093)

Net increase from capital share transactions	1,611,081	39,954

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Financial Highlights

	For the year		For the year		For the year	For the year
	ended		ended		ended	ended
	December 31,		December 31,		December 31,	December 31,
	2002		2001		2000	1999

Net asset value, beginning of period	$20.70		$24.17		$28.25	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.12)		(0.24)		(0.23)	(0.17)
Net realized and unrealized gain (loss) on investments	(2.55)		(3.23)		(2.95)	21.14

Total income (loss) from investment operations	(2.67)		(3.47)		(3.18)	20.97

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—	—
Distributions from capital gains	—		—		(0.90)	(2.72)

Total distributions	—		—		(0.90)	(2.72)

Net asset value, end of period	$18.03		$20.70		$24.17	$28.25

Total Return	(12.90)%		(14.36)%		(11.29)%	213.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$68,113		$44,847		$51,405	$26,242
Ratio of expenses before fees paid indirectly to average net assets	2.26	%†	2.34	%†	2.10%†	2.43%†
Ratio of net expenses to average net assets	1.86	%†#	2.31	%†#	2.10%†	2.43%†
Ratio of net investment loss to average net assets	(0.71	)%†#	(1.12	)%†#	(0.85)%†	(1.60)%†
Portfolio turnover	405.69%		612.64%		407.96%	267.86%

†	Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 through December 31, 2001. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1998 through May 31, 1999, the Fund’s operating expense cap was 2.50% of average net assets. For the period June 1, 1999 through June 30, 2002, the operating expense cap was reduced to 2.40% of average net assets. Beginning July 1, 2002 through June 30, 2003, the Fund will be reimbursed for expenses exceeding the 2.40% expense cap after reduction of amounts received through commission recapture programs that are applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus European Opportunity Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders:

     For the year ended December 31, 2002, the Driehaus European Opportunity Fund returned -2.30%. This compares with a return of -18.38% for the Morgan Stanley Capital International (MSCI) Europe Index for the same period.

     Since the fund’s inception on December 31, 1998, through December 31, 2002, the Driehaus European Opportunity Fund posted an annualized return of 18.79%, compared with the MSCI Europe Index’s return of -8.72% over the same time.1

     2002 was another challenging year for investors in the European markets, who endured an exceptionally volatile first half, a brutal bear market during the summer, and a further market plunge in early October. All of the major market sectors in Western Europe ended the year badly battered, with numerous double-digit losses, as the ripple effects of the technology collapse continued to be felt. In this environment, the fund continued to follow the Driehaus philosophy of investing in the best individual growth opportunities we could find in the marketplace.

     Over the past year, that philosophy led us to increase our allocation to Eastern European countries, where emerging markets in Hungary, Estonia, and Russia, among others, were enjoying more rapid growth than their more developed counterparts in Western Europe. At year end, the fund had just under 19% of its assets invested in Eastern Europe. This decision, as well as our individual stock selections, benefited the fund’s performance and helped the fund outperform its benchmark by more than 1600 basis points for the year.

     Specifically, our search for growth prompted us to establish and expand positions in the finance sector in both Eastern Europe and Russia and also in Russian telecommunications. With the European Union’s approval of the entry of eight Eastern European countries by May 2004, we expect to see an accelerated rate of convergence between these economies and those of Western Europe, resulting in declining inflation and interest rates, increased foreign investment, and stronger local currencies and financial markets. This has already benefited the banking industry of this region and domestic consumers in these countries, as well as the stocks related to these areas.

     In Russia, we also saw a strong consumer and relatively rapid growth. Higher oil prices helped the country finish 2002 with financial reserves at record levels, and GDP growth for the year exceeded estimates. This economic growth translated to higher incomes for many Russians, which in turn boosted consumer demand for goods and services, including telecom. We believe the telecom sector continues to offer good growth potential, especially in underpenetrated markets beyond Moscow.

     In Western Europe, our largest weighting remained the UK, which also constitutes the largest component of the MSCI Europe Index. Over the past 12 months, the UK continued to see strong economic growth, driven by consumer spending that remained robust. While we increased our weighting of the Netherlands over the past six months, this decision was based on stock-specific plays in technology during the fourth quarter, rather than country-specific factors.

     During most of the past year, the fund was underweight in Germany, which — faced with virtually flat growth, a mounting budget deficit, and rising unemployment — sustained the biggest losses in Europe in 2002, particularly during the summer sell-off. By the end of the year, the telecom, healthcare, and finance areas of the German market had offered some attractive stock-specific opportunities, and our position in German shares ended the year slightly overweight relative to the index.

     As of December 31, 2002, the fund’s heaviest sector weightings were finance, where our allocation was close to that of the index, and telecom, where we were overweighted. Both of these decisions benefited the fund’s performance. The majority of our financial holdings were in the banking area, while we underweighted the European insurance industry, which collapsed as insurers were caught between rising claims and balance sheets weakened by worldwide stock market losses. At the same time, the telecom sector added to the fund’s returns as the only sector of the European market to finish the second half in the black.

     In December 2002, the European Central Bank made a much-awaited half-point cut in interest rates, which could help to bolster confidence in the euro region’s prospects and boost share prices on anticipation of continued consumer spending and increased corporate investment. Meanwhile, the strength of the euro, which has hit a series of multi-year highs versus the U.S. dollar, helped to ease inflation, providing additional room for further rate reductions. Of course, much depends on the outcome of the potential war with Iraq and the continued progress of the economic recovery in the U.S. Given these factors, our outlook for Europe in 2003 remains conditionally positive.

Sincerely,

Ivo St. Kovachev
Portfolio Manager
January 30, 2003

[1]	During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus European Opportunity Fund

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

			Since Inception
Average Annual Total Returns as of 12/31/02	1 Year	3 Years	(12/31/98 - 12/31/02)

Driehaus European Opportunity Fund (DREOX)[1]	-2.30%	-9.61%	18.79%
MSCI Europe Index[2]	-18.38%	-15.71%	-8.72%
Lipper European Region Fund Index[3]	-17.43%	-14.63%	-5.63%

[1]	The returns for these periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Europe Index (MSCI Europe Index) is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 16 European countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

[3]	The Lipper European Region Fund Index is an equally weighted managed index of the largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus European Opportunity Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 91.7%

EUROPE — 86.8%
United Kingdom — 17.7%
Alexon Group PLC	40,000	$129,115
Aviva PLC	55,617	396,657
BHP Billiton PLC	42,000	224,318
CRC Group PLC	24,000	95,243
EasyJet PLC**	60,000	264,670
Ebookers PLC**	17,000	214,540
Egg PLC**	160,000	370,925
Inchcape PLC	17,000	195,480
Royal Bank of Scotland Group PLC	11,500	275,489
Torex PLC	46,000	238,831
Vodafone Group PLC	400,000	729,292
William Hill PLC	90,000	328,906
Willis Group Holdings, Ltd. — ADR**	15,500	444,385
Wilson Bowden PLC	23,000	270,305
WPP Group PLC	51,000	389,592

		4,567,748

Germany — 8.9%
Bayerische Hypo-Und Vereinsbank AG	14,000	223,596
Deutsche Boerse AG	11,000	440,476
Deutsche Telekom AG — ADR	24,000	304,800
Draegerwerk AG (Pref.)	3,500	66,146
Escada AG	12,000	121,263
Krones AG	5,000	209,188
Puma AG	4,000	272,957
United Internet AG**	28,000	195,389
Volkswagen AG (Pref.)	6,000	157,403
Zapf Creation AG	11,500	308,205

		2,299,423

Netherlands — 8.2%
ASM International NV — ADR**	14,000	180,600
Euronext NV	21,000	456,373
Koninklijke (Royal) KPN NV**	95,000	618,068
Rodamco Asia NV	15,500	229,336
Teleplan International NV**	50,000	351,008
United Services Group NV	26,000	290,838

		2,126,223

Russia — 6.0%
AO VimpelCom — ADR**	22,000	704,220
LUKOIL — ADR	4,000	245,763
Sberbank RF — ADR**	2,000	385,000
YUKOS — ADR	1,500	211,394

		1,546,377

Spain — 6.0%
Actividades de Construccion y Servicios SA	17,000	546,764
Grupo Ferrovial SA	16,000	405,469
Iberia Lineas Aereas de Espana SA	250,000	367,273
Telefonica SA — ADR**	8,000	212,560

		1,532,066

Italy — 4.7%
De Rigo SpA — ADR	24,000	100,800
Merloni Elettrodomestici SpA	42,000	441,609
Saipem SpA	100,000	668,437

		1,210,846

Finland — 4.4%
Elcoteq Network Corp. — A**	37,000	419,321
Instrumentarium Corp. Oyj	8,500	340,546
Nokia Oyj — ADR	25,000	387,500

		1,147,367

France — 4.3%
Business Objects SA — ADR**	9,000	135,000
CNP Assurances	7,500	278,209
Prismaflex International**	6,000	79,142
Societe Generale — A	6,800	396,025
STMicroelectronics NV	11,000	215,621

		1,103,997

Sweden — 4.2%
Biacore International AB**	3,500	73,910
Eniro AB	35,000	220,926
SKF AB — B	9,000	233,435
Tele2 AB — B**	10,000	264,537
Telefonaktiebolaget LM Ericsson — ADR**	24,000	161,760
Telelogic AB**	165,000	117,406

		1,071,974

Belgium — 3.4%
Algemene Maatschappij voor Nijverheidskredit NV	18,000	614,059
Mobistar SA**	11,500	273,812

		887,871

Hungary — 3.4%
EGIS Rt	3,000	185,490
Magyar Tavkozlesi Rt. — ADR	18,000	320,400
OTP Bank Rt	38,000	373,560

		879,450

Austria — 3.3%
Erste Bank der Oesterreichischen Sparkassen AG	12,500	841,447

Notes to Financial Statements are an integral part of this Schedule.

Driehaus European Opportunity Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

Switzerland — 2.4%
Saurer AG**	5,000	$111,196
SEZ Holding AG**	10,000	162,726
UBS AG**	7,000	340,206

		614,128

Greece — 2.0%
Altec SA Information & Communication Systems**	55,000	60,600
Hellenic Tellecommunications Organization SA	14,000	154,255
Public Power Corp.	9,000	124,663
Teletipos SA Mega Channel	33,000	184,917

		524,435

Ireland — 1.9%
ICON PLC — ADR**	12,000	322,920
Irish Life & Permanent PLC	15,000	162,125

		485,045

Croatia — 1.6%
Pliva — GDR	30,000	426,000

Turkey — 1.5%
Dogan Yayin Holding AS**	60,000,000	87,651
Finansbank AS**	119,999,220	56,385
Turkcell Iletisim Hizmetleri AS — ADR**	16,000	248,000

		392,036

Estonia — 1.4%
Hansabank, Ltd.	21,500	360,521

Poland — 1.0%
Telekomunikacja Polska — GDR**	80,000	266,008

Norway — 0.5%
Tomra Systems ASA	20,000	130,201

Total Europe		22,413,163

MIDDLE EAST — 3.5%
Israel — 3.5%
Nice Systems, Ltd. — ADR**	27,000	217,890
Taro Pharmaceutical Industries, Ltd. — ADR**	9,000	338,400
Teva Pharmaceutical Industries, Ltd. — ADR	9,000	347,490

		903,780

Total Middle East		903,780

NORTH AMERICA — 1.4%
Canada — 1.4%
High River Gold Mines, Ltd.**	150,000	203,193
Telesystem International Wireless, Inc.**	500,000	158,250

		361,443

Total North America		361,443

Total Equity Securities (Cost $21,484,125)		23,678,386

TOTAL INVESTMENTS
(COST $21,484,125)	91.7%	$23,678,386
Other Assets in Excess of Liabilities	8.3%	2,152,573

Net Assets	100.0%	$25,830,959

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$21,875,963

Gross Appreciation		$2,714,515
Gross Depreciation		(912,192)

Net Appreciation		$1,802,323

**	Non-income producing security.

ADR—American Depository Receipt
GDR—Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus European Opportunity Fund
Schedule of Investments by Industry
December 31, 2002

Percent of
Industry	Net Assets

Appliances	1.7%
Automobiles	1.4%
Banking	13.2%
Basic Industries/Multi-Industry	0.2%
Broadcast & Publishing Services	1.9%
Business & Publishing Services	1.5%
Clothing	0.5%
Communications	0.3%
Construction	4.7%
Drugs	4.3%
Electrical & Electronics	0.4%
Electrical Utilities	0.5%
Electronic Components	2.3%
Energy Equipment	2.6%
Finance/Multi-Industry	1.8%
Financial Services	5.5%
Health Care	2.6%
Health/Multi-Industry	0.7%
Industrial Components	0.9%
Industrial Services	1.7%
Insurance	2.6%
Investments	0.8%
Leisure & Tourism	1.3%
Leisure Time	1.2%
Machinery	0.4%
Machinery & Engineering	1.3%
Medical Supplies	0.9%
Merchandising	1.6%
Metals — Nonferrous	1.7%
Office/Communications Equipment	5.1%
Oil	1.8%
Other Computers	1.4%
Real Estate	0.9%
Recreation	1.1%
Retailing — Goods	0.8%
Semiconductors/Components	0.8%
Semiconductors/Suppliers	0.7%
Services to the Medical Profession	0.9%
Software & EDP Services	0.5%
Technology/Multi-Industry	0.5%
Telecommunications	12.9%
Telephone Utilities	1.4%
Transportation — Air	2.4%
Other Assets in Excess of Liabilities	8.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus European Opportunity Fund
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Investments, at market value (Cost $21,484,125)	$23,678,386
Cash	2,336,061
Receivables:
Dividends	59,516
Interest	286
Investment securities sold	385,856
Fund shares sold	92,475
Prepaid expenses	3,650

TOTAL ASSETS	26,556,230

LIABILITIES:
Payables:
Investment securities purchased	661,515
Fund shares redeemed	3,047
Due to affiliates	9,082
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	901
Accrued expenses	50,726

TOTAL LIABILITIES	725,271

NET ASSETS	$25,830,959

SHARES OUTSTANDING	1,321,490

NET ASSET VALUE PER SHARE	$19.55

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2002:
Paid-in capital	$39,414,635
Undistributed net investment loss	(2,131)
Undistributed net realized loss	(15,781,840)
Unrealized net foreign exchange gain	6,034
Unrealized net appreciation on investments	2,194,261

NET ASSETS	$25,830,959

Notes to Financial Statements are an integral part of this Statement.

Driehaus European Opportunity Fund
Statement of Operations
For the year ended December 31, 2002

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable foreign taxes of $44,307)	$392,393
Interest	3,914

Total income	396,307

Expenses:
Investment advisory fee	368,589
Administration fee	114,000
Professional fees	63,200
Federal and state registration fees	17,000
Custodian fee	151,750
Transfer agent fees	49,594
Trustees’ fees	6,550
Miscellaneous	42,723

Total expenses	813,406

Fees paid indirectly	(85,947)
Expense reimbursement from advisor	(277,349)

Net expenses	450,110

Net investment loss	(53,803)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	1,094,394
Net realized foreign exchange loss	(53,425)
Net change in unrealized foreign exchange gain	4,114
Net change in unrealized appreciation of investments	(1,702,724)

Net realized and unrealized loss on investments	(657,641)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(711,444)

Notes to Financial Statements are an integral part of this Statement.

Driehaus European Opportunity Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2002	December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(53,803)	$(116,408)
Net realized and unrealized loss on investments	(657,641)	(8,938,049)

Net decrease in net assets resulting from operations	(711,444)	(9,054,457)

Distributions to shareholders:
Net investment income	—	—
Capital gains	—	—

Total distributions to shareholders	—	—

Capital share transactions:
Proceeds from shares sold	10,599,576	9,470,178
Reinvestment of distributions	—	—
Cost of shares redeemed	(9,569,188)	(17,002,740)

Net increase (decrease) in net assets derived from capital share transactions	1,030,388	(7,532,562)

Total increase (decrease) in net assets	318,944	(16,587,019)

NET ASSETS:

Beginning of period	$25,512,015	$42,099,034

End of period	$25,830,959	$25,512,015

Capital share transactions are as follows:
Shares issued	528,141	456,134
Shares reinvested	—	—
Shares redeemed	(481,709)	(831,485)

Net increase (decrease) from capital share transactions	46,432	(375,351)

Notes to Financial Statements are an integral part of this Statement.

Driehaus European Opportunity Fund
Financial Highlights

	For the year		For the year		For the year	For the year
	ended		ended		ended	ended
	December 31,		December 31,		December 31,	December 31,
	2002		2001		2000	1999

Net asset value, beginning of period	$20.01		$25.51		$26.99	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)		(0.09)		(0.39)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.42)		(5.41)		(0.60)	17.10

Total income (loss) from investment operations	(0.46)		(5.50)		(0.99)	16.99

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—	—
Distributions from capital gains	—		—		(0.49)	—

Total distributions	—		—		(0.49)	—

Net asset value, end of period	$19.55		$20.01		$25.51	$26.99

Total Return	(2.30)%		(21.56)%		(3.64)%	169.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$25,831		$25,512		$42,099	$21,997
Ratio of expenses before fees paid indirectly to average net assets	2.18	%†	2.10	%†	2.04%†	2.10	%†
Ratio of net expenses to average net assets	1.83	%†#	2.07	%†#	2.04%†	2.10	%†
Ratio of net investment loss to average net assets	(0.22	)%†#	(0.40	)%†#	(1.21)%†	(1.26	)%†
Portfolio turnover	367.45%		587.41%		500.76%	214.90%

†	Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 through December 31, 2001. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1998 through June 30, 2002, the Fund’s operating expense cap was 2.10% of average net assets. Beginning July 1, 2002 through June 30, 2003, the Fund will be reimbursed for expenses exceeding the 2.10% expense cap after reduction of amounts received through commission recapture programs that are applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Asia Pacific Growth Fund  — Portfolio Manager’s Letter

Dear Fellow Shareholders:

     For the year ended December 31, 2002, the Driehaus Asia Pacific Growth Fund returned -15.48%. This compares with a return of -8.34% for the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index for the same period.

     In the five years since the fund’s inception on December 31, 1997, through December 31, 2002, the Driehaus Asia Pacific Growth Fund posted an annualized return of 11.55%, compared with -3.33% for the MSCI AC Asia Pacific Free Index over the same time.1

     While selected markets within the Asia-Pacific region performed well during 2002, the significant erosion of the U.S. dollar and the sluggish recovery of the American economy had a generally negative impact on the region’s export-dependent economies. Many of these markets also suffered from the fact that the much-anticipated recovery in the technology sector never got underway. With the exception of South Korea, the countries where the fund had double-digit weightings—Hong Kong, Japan, China, and Taiwan—all ended the year in the negative column. Our significant overweighting of South Korea, Thailand, Indonesia, and India—all countries with positive returns for 2002—was not enough to offset the general downward trend in the region, and—like its benchmark—the fund ended the year with a loss.

     During the first half of the year, our strategy of overweighting selected markets and our purchase of a number of small cap stocks with little exposure to developments in the U.S. market, especially in Hong Kong and South Korea, worked well for the fund. South Korean consumers, in particular, represented a strong force in that country’s economy, as they took advantage of more accessible and more affordable consumer credit to maintain spending levels and create demand for domestic goods and services. We played this trend by investing in the finance sector as well as consumer-related shares, such as discount retailers.

     Based on industry-specific earnings improvements and market share gains, we also increased our weighting in Japan, allocating as much as 45% of the fund’s assets to Japanese stocks in the third quarter of 2002. Our investment themes there included auto parts, electronics, and property stocks, particularly in the development of American-style shopping malls, which represent an underpenetrated area of the Japanese market.

     By the second half, however, Chinese officials had clamped down on entrepreneurs in Hong Kong, triggering a decline in our small cap holdings there, while the South Korean government placed restrictions on credit card lending, dampening what had been one of Asia’s healthiest markets. Then, in December, the geopolitical situation worsened, as North Korea announced that it was expelling UN inspectors in a prelude to its decision to withdraw from the nuclear arms treaty, renewing old tensions with South Korea and the U.S. The effect on investor sentiment and the South Korean market was immediate.

     Although we remained underweight in Japan throughout the year in favor of better growth stories elsewhere in the region, our exposure was at historical highs for the fund. Consequently, the performance of the Japanese market, which was among the worst in the region for 2002, had a negative impact on the fund’s annual return. By year-end 2002, given the continued disarray in the banking industry and the ongoing deflation in the Japanese economy, we had reduced our exposure to Japan to less than 15%, the lowest level in the five-year history of the fund.

     As we worked to reduced our exposure to Japan, we reallocated assets to various sectors of the market, including commodity plays in China and Hong Kong, banking and generic pharmaceuticals in India, and internet-related stocks in South Korea and China. As part of this process, we had also built up a large cash position, which took time to redeploy into the market. This further impacted the fund’s performance, as we were not able to fully capitalize on the rally in Southeast Asian stocks during the fourth quarter.

     Looking ahead to 2003, we believe that the perceived risks of investing in the markets of the Asia-Pacific region are outweighed by the risk of missing a potential turn in these markets in coming months. Despite the overall political and economic climate in the region, many of these economies are showing signs that they are ready for a rebound. As with markets around the world, a resolution of the situations in Iraq and North Korea—or a sharp surge in the U.S. market—could provide the stimulus needed.

Sincerely,

Eric J. Ritter, CFA

Portfolio Manager
January 30, 2003

[1]	During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus Asia Pacific Growth Fund

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/02	1 Year	3 Years	5 Years	(12/31/97 - 12/31/02)

Driehaus Asia Pacific Growth Fund (DRAPX)[1]	-15.48%	-21.77%	11.55%	11.55%
MSCI AC Asia Pacific Free Index[2]	-8.34%	-19.59%	-3.33%	-3.33%
Lipper Pacific Region Fund Index[3]	-8.37%	-21.24%	-3.30%	-3.30%

[1]	The returns for these periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI AC Asia Pacific Free Index) is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 14 Asian and Pacific Basin countries. This index aims to capture 85 percent of the free float adjusted market capitalization in each industry group in each country. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc. The Fund’s performance has previously been compared to the Morgan Stanley Capital International Asia Pacific Index. This index has been discontinued by Morgan Stanley because it was comprised of securities regardless of any restrictions a foreign investor who wished to invest directly in those securities would face. Morgan Stanley replaced this index with the MSCI AC Asia Pacific Free Index which, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities.

[3]	The Lipper Pacific Region Fund Index is an equally weighted managed index of the largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus Asia Pacific Growth Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 89.0%

FAR EAST — 88.2%
South Korea — 20.1%
Daum Communications Corp.**	11,132	$295,652
DGI Co., Ltd.	19,497	271,237
Feelingk Co., Ltd.	36,142	296,803
Internet Auction Co., Ltd.**	8,711	190,958
KH Vatec Co., Ltd.	7,858	395,534
Korea Zinc Co., Ltd.	10,900	165,423
LG Chem, Ltd.	7,650	261,869
LG Electronics, Inc.**	7,250	252,456
Pantech Co., Ltd.**	23,940	288,640
POSCO — ADR	4,100	101,393
Pulmuone Co., Ltd.	6,190	212,674
RFTech Co., Ltd.	33,577	242,050
Samsung Electronics Co., Ltd.	1,500	397,116
Seoul City Gas Co., Ltd.	4,740	74,334
Sindo Ricoh Co., Ltd.	3,350	185,005
SK Telecom Co., Ltd. — ADR	13,300	283,955
You Eal Electronics Co., Ltd.	13,692	289,759

		4,204,858

Japan — 13.9%
Canon, Inc.	6,000	226,005
Casio Computer Co., Ltd.	51,000	284,073
Daito Trust Construction Co., Ltd.	13,300	294,198
JSR Corp.	43,000	431,920
Nidec Copal Corp.	12,000	173,220
Nippon Yusen Kabushiki Kaisha	48,000	161,793
Nissan Motor Co., Ltd.	38,300	298,861
Softbank Corp.	13,900	158,713
Stanley Electric Co., Ltd.	15,000	167,481
Toyoda Gosei Co., Ltd.	9,100	171,004
Tsumura & Co.**	29,000	263,925
Uniden Corp.	40,000	257,184

		2,888,377

Taiwan — 12.8%
Chia Hsin Cement Corp.**	414,000	174,435
China Motor Co., Ltd.	180,000	328,731
Compal Electronics, Inc.	597,000	618,119
CTCI Corp.	178,000	94,708
Epistar Corp.**	436	803
Gemtek Technology Corp.	60,000	157,032
High Tech Computer Corp.	103,000	438,423
Hon Hai Precision Industry Co., Ltd. — GDR	21,000	157,500
Largan Precision Co., Ltd.	26,000	145,067
Wan Hai Lines Co., Ltd.	174,000	140,121
Yulon Motor Co., Ltd.	350,480	402,190

		2,657,129

Hong Kong — 11.1%
China Insurance International Holdings Co., Ltd.	458,000	233,453
China Pharmaceutical Enterprise and Investment Corp., Ltd.	2,280,000	409,316
CNOOC, Ltd. — ADR	8,400	218,820
Cosco Pacific, Ltd.	182,000	149,365
Dah Sing Financial Group	79,200	401,161
Denway Motors, Ltd.	1,316,000	442,977
SINA.com — ADR**	69,114	449,241

		2,304,333

China — 10.2%
Aluminum Corp. of China, Ltd.	1,154,000	167,217
China Oilfield Services, Ltd.**	684,000	166,650
Shenzhen Expressway Co., Ltd.	1,316,000	261,567
Sinopec Shanghai Petrochemical Co., Ltd.**	2,736,000	413,994
Travelsky Technology, Ltd. — H	490,000	339,302
Yanzhou Coal Mining Co., Ltd. — H	420,000	166,958
Zhejiang Expressway Co., Ltd. — H	1,576,000	606,281

		2,121,969

Thailand — 5.6%
Land and Houses Public Co., Ltd. (Foreign)	237,300	443,217
Major Cineplex Group Public Co., Ltd. (Foreign)**	216,200	403,807
Noble Development Public Co., Ltd. (Foreign)**	746,400	155,861
Thai Farmers Bank Public Co., Ltd. (Foreign)**	228,300	158,910

		1,161,795

Indonesia — 5.3%
PT Astra Agro Lestari Tbk	668,000	115,687
PT Bank Central Asia Tbk	1,414,000	394,972
PT Hanjaya Mandala Sampoerna Tbk	475,500	196,575
PT Telekomunikasi Indonesia — ADR	46,400	393,936

		1,101,170

Australia — 3.0%
MIM Holdings, Ltd.	191,234	162,603
News Corp., Ltd. — ADR	4,400	115,500
Ten Network Holdings, Ltd.**	266,663	336,354

		614,457

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Asia Pacific Growth Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

Malaysia — 2.1%
Maxis Communications Berhad**	198,000	$281,370
Resorts World Berhad	65,000	159,935

		441,305

Singapore — 1.9%
Haw Par Corp., Ltd.	940	1,767
Neptune Orient Lines, Ltd.**	326,000	172,913
Venture Corp., Ltd.	27,000	216,372

		391,052

New Zealand — 1.3%
Sky City Entertainment Group, Ltd.	62,278	263,529

India — 0.9%
Ranbaxy Laboratories, Ltd. — GDR	13,769	176,932

Total Far East		18,326,906

NORTH AMERICA — 0.8%
Cayman Islands — 0.8%
Harbin Brewery Group, Ltd.**	592,000	157,520

Total North America		157,520

Total Equity Securities (Cost $18,309,516)		18,484,426

EQUITY CERTIFICATES — 4.4% (Note C)

FAR EAST — 4.4%
India — 4.4%
ICICI Bank, Ltd.†	102,995	302,332
Satyam Computer Services, Ltd.†	67,517	390,052
Tata Engineering and Locomotive Co., Ltd.†	63,650	213,558

		905,942

Total Equity Certificates (Cost $905,450)		905,942

TOTAL INVESTMENTS
(COST $19,214,966)	93.4%	$19,390,368
Other Assets in Excess of Liabilities	6.6%	1,378,750

Net Assets	100.0%	$20,769,118

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$19,304,033

Gross Appreciation		$816,400
Gross Depreciation		(730,065)

Net Appreciation		$86,335

**	Non-income producing security.

†	Restricted security.

ADR—American Depository Receipt
GDR—Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Asia Pacific Growth Fund
Schedule of Investments by Industry
December 31, 2002

Percent of
Industry	Net Assets

Appliances	0.9%
Automobiles	8.9%
Banking	4.1%
Beverages	0.8%
Broadcast & Publishing Services	1.6%
Building Materials	1.6%
Business & Publishing Services	1.0%
Chemicals	5.3%
Communications	0.6%
Computer Manufacturers	4.9%
Construction	1.4%
Consumer Non-Durables/ Multi-Industry	0.6%
Consumer Services/ Multi-Industry	0.7%
Data Processing	1.1%
Drugs	0.9%
Electrical	0.8%
Electrical & Electronics	4.7%
Electronic Components	4.7%
Electronic Instruments	1.9%
Energy Sources	2.7%
Financial Services	1.9%
Food & Household	1.0%
Gas	0.4%
Health Care	3.2%
Home Products	1.2%
Industrial Components	0.8%
Insurance	1.1%
Internet Content	2.2%
Investments	0.8%
Leisure	1.9%
Leisure & Tourism	0.8%
Metals — Nonferrous	1.6%
Office/ Communications Equipment	1.2%
Oil	0.5%
Other Computers	2.8%
Photo-Optical Equipment	0.7%
Real Estate	2.1%
Recreation	3.5%
Software & EDP Services	1.6%
Technology/ Multi-Industry	2.9%
Telecommunications	4.6%
Tobacco	0.9%
Transportation/ Multi-Industry	2.9%
Transportation — R & R	1.3%
Transportation — Shipping	2.3%
Other Assets in Excess of Liabilities	6.6%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Asia Pacific Growth Fund
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Investments, at market value (Cost $19,214,966)	$19,390,368
Foreign currency (Cost $582,565)	584,115
Cash	713,276
Receivables:
Dividends	5,262
Investment securities sold	641,956
Fund shares sold	1,000
Prepaid expenses	4,220

TOTAL ASSETS	21,340,197

LIABILITIES:
Payables:
Investment securities purchased	414,838
Fund shares redeemed	89,964
Due to affiliates	11,475
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	3,605
Accrued expenses	51,197

TOTAL LIABILITIES	571,079

NET ASSETS	$20,769,118

SHARES OUTSTANDING	1,828,114

NET ASSET VALUE PER SHARE	$11.36

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2002:
Paid-in capital	$28,452,274
Undistributed net investment loss	(21,544)
Undistributed net realized loss	(7,839,845)
Unrealized net foreign exchange gain	2,831
Unrealized net appreciation on investments	175,402

NET ASSETS	$20,769,118

Notes to Financial Statements are an integral part of this Statement.

Driehaus Asia Pacific Growth Fund
Statement of Operations
For the year ended December 31, 2002

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable foreign taxes of $30,303)	$290,434
Interest	14,397

Total income	304,831

Expenses:
Investment advisory fee	365,866
Administration fee	114,000
Professional fees	58,200
Federal and state registration fees	15,100
Custodian fee	93,055
Transfer agent fees	43,394
Trustees’ fees	6,710
Amortization of organization costs	5,900
Miscellaneous	42,168

Total expenses	744,393

Fees paid indirectly	(110,645)
Expense reimbursement from advisor	(121,855)

Net expenses	511,893

Net investment loss	(207,062)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(1,757,316)
Net realized foreign exchange loss	(238,239)
Net change in unrealized foreign exchange gain	8,476
Net change in unrealized appreciation of investments	(2,083,289)

Net realized and unrealized loss on investments	(4,070,368)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,277,430)

Notes to Financial Statements are an integral part of this Statement.

Driehaus Asia Pacific Growth Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2002	December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(207,062)	$(222,425)
Net realized and unrealized loss on investments	(4,070,368)	(4,136,968)

Net decrease in net assets resulting from operations	(4,277,430)	(4,359,393)

Distributions to shareholders:
Net investment income	—	—
Capital gains	—	(676,407)

Total distributions to shareholders	—	(676,407)

Capital share transactions:
Proceeds from shares sold	14,529,286	14,859,203
Reinvestment of distributions	—	674,606
Cost of shares redeemed	(10,029,199)	(9,006,571)

Net increase in net assets derived from capital share transactions	4,500,087	6,527,238

Total increase in net assets	222,657	1,491,438

NET ASSETS:

Beginning of period	$20,546,461	$19,055,023

End of period	$20,769,118	$20,546,461

Capital share transactions are as follows:
Shares issued	1,061,299	979,554
Shares reinvested	—	49,531
Shares redeemed	(762,407)	(602,786)

Net increase from capital share transactions	298,892	426,299

Notes to Financial Statements are an integral part of this Statement.

Driehaus Asia Pacific Growth Fund
Financial Highlights

									For the period
									from the
							For the three		commencement
							month period		of operations
							October 1,		December 31,
	For the year		For the year		For the year	For the year	1998		1997
	ended		ended		ended	ended	through		through
	December 31,		December 31,		December 31,	December 31,	December 31,		September 30,
	2002		2001		2000	1999	1998		1998

Net asset value, beginning of period	$13.44		$17.28		$31.19	$9.90	$8.30		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)		(0.15)		(0.23)	(0.23)	(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	(1.97)		(3.22)		(8.83)	25.85	1.64		(1.68)

Total income (loss) from investment operations	(2.08)		(3.37)		(9.06)	25.62	1.60		(1.70)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—	—	—		—
Distributions from capital gains	—		(0.47)		(4.85)	(4.33)	—		—

Total distributions	—		(0.47)		(4.85)	(4.33)	—		—

Net asset value, end of period	$11.36		$13.44		$17.28	$31.19	$9.90		$8.30

Total Return	(15.48)%		(19.54)%		(29.61)%	264.49%	19.28	%**	(17.00	)%**
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$20,769		$20,546		$19,055	$30,032	$4,965		$3,582
Ratio of expenses before fees paid indirectly to average net assets	2.55	%†	2.50	%†	2.36%†	2.60%†	2.95	%*†	2.95	%*†
Ratio of net expenses to average net assets	2.10	%†#	2.45	%†#	2.36%†	2.60%†	2.95	%*†	2.95	%*†
Ratio of net investment loss to average net assets	(0.85	)%†#	(1.19	)%†#	(0.76)%†	(1.88)%†	(2.64	)%*†	(0.45	)%*†
Portfolio turnover	486.17%		710.11%		648.73%	362.55%	92.40	%**	283.59	%**
Annualized portfolio turnover	486.17%		710.11%		648.73%	362.55%	366.60%		379.16%

*	Annualized

**	Not Annualized

†	Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period from December 31, 1997 through May 31, 1999, the Fund’s operating expense cap was 2.95% of average net assets. For the period June 1, 1999 through June 30, 2002, the operating expense cap was reduced to 2.50% of average net assets. Beginning July 1, 2002 through June 30, 2003, the Fund will be reimbursed for expenses exceeding the 2.50% expense cap after reduction of amounts received through commission recapture programs that are applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders:

     For the year ended December 31, 2002, the Driehaus Emerging Markets Growth Fund returned -7.61%. This compares with a return of -6.00% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index for the same period.

     In the five years since the fund’s inception on December 31, 1997, through December 31, 2002, the Driehaus Emerging Markets Growth Fund posted an annualized return of 5.52%, compared with the MSCI Emerging Markets Free Index’s return of -4.58% over the same time.1

     For 2002, the emerging markets, as measured by the MSCI Emerging Markets Free Index, outperformed the more developed sectors of the global market, as represented by the major U.S. indexes and the MSCI Europe, Australia, Far East (EAFE®) Index. This continued a trend that began in 2001. In our opinion, this developing trend can be attributed to the attractive valuations of emerging markets, the abundance of strong earnings growth in selected countries and sectors, as well as the growing strength of domestic consumer demand in individual countries in Asia and Eastern Europe.

     2002 was a year of extreme volatility worldwide, fueled by an uncertain outlook for global economic growth and geopolitical turmoil. The Driehaus Emerging Markets Growth Fund’s underperformance relative to the index in 2002 was due in part to the fund’s aggressive investments in the information technology sector at the beginning of the year, specifically in companies geared toward the design and manufacturing of semiconductors and other electronic components for export. As the global economic recovery remained elusive and the U.S. dollar continued its strong year-long decline, these export-oriented companies suffered.

     Based on anemic global growth, particularly in the U.S., we worked to move the fund to positions that would be less affected by this trend. This included taking advantage of the growing domestic consumer markets in many of the emerging economies, including China, Thailand, Russia, the Czech Republic, Hungary, and South Africa. Rising incomes, better access to credit, and gathering strength in local currencies led to growth in consumer-related goods and services as well as financial services, where the retail customer had been underserved for years, especially in the area of mortgages, auto loans, and credit cards. By the end of the year, the fund held an overweight position in finance, its largest sector weighting, which benefited its performance in 2002.

     With the recent approval of eight Eastern European countries for entry into the European Union in 2004, including Hungary, Poland, Estonia, and the Czech Republic, we particularly like the potential of Eastern Europe. As part of the conditions for entry, these countries will have to meet European Union laws and standards on issues ranging from budget deficits to inflation to food safety and humanitarian concerns. We have already seen interest rates and inflation drop and currencies strengthen in the region, as these economies become more integrated with those of Western Europe and ultimately move toward a monetary union. All of these changes are expected to spark an increased amount of investment in infrastructure throughout the region and spur continued economic growth over the next few years.

     We also are positive on China, and our decision to overweight Hong Kong was based in part on our strategy of capitalizing on the strong growth taking place in the Chinese economy. With GDP estimates of 8.0% and 7.2% in 2002 and 2003, respectively, China is Asia’s fastest growing market, according to the International Monetary Fund. Already the world’s sixth largest trading economy, the country is expected to pass the UK and France by 2007, moving into the number four slot. As part of its entry into the World Trade Organization in 2001, China is in the process of implementing trade and investment reforms and relaxing investment barriers, particularly in finance, telecommunications, and transportation. All of this contributes to a business environment that is becoming more predictable. We have played these trends by investing in construction, especially of tollroads, automobiles and consumer goods.

     In South America, which experienced a chaotic 2002, Brazil — at 6.2% of the fund — accounted for approximately 85% of our exposure in the region, with Argentina and Chile representing just over 1% of the fund’s assets. Now that Brazil has completed a major devaluation as well as its presidential elections, we are inclined to view the outlook there in a slightly more positive light. In general, however, in view of the region’s ongoing debt concerns and poor performance in 2002, our exposure remains relatively market-weight in Brazil and underweight in the other South American countries.

     We believe the emerging economies still have room to perform well going forward. Growth forecasts in many of these countries remain good, and we continue to particularly favor the prospects of China and Eastern and Central Europe for the reasons discussed above. Overall, we are optimistic about the potential of the emerging markets in 2003.

Sincerely,

Emery R. Brewer
Portfolio Manager
January 30, 2003

[1]	During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus Emerging Markets Growth Fund

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

				Since Inception
Average Annual Total Returns as of 12/31/02	1 Year	3 Years	5 Years	(12/31/97 - 12/31/02)

Driehaus Emerging Markets Growth Fund (DREGX)[1]	-7.61%	-11.22%	5.52%	5.52%
MSCI EMF Index[2]	-6.00%	-13.97%	-4.58%	-4.58%
Lipper Emerging Markets Fund Index[3]	-4.63%	-14.00%	-4.71%	-4.71%

[1]	The returns for these periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. This index aims to capture 85 percent of the free float adjusted market capitalization in each industry group in each country. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc. The Fund’s performance has previously been compared to the Morgan Stanley Capital International Emerging Markets Index. This index has been discontinued by Morgan Stanley because it was comprised of securities regardless of any restrictions a foreign investor who wished to invest directly in those securities would face. Morgan Stanley replaced this index with the MSCI EMF Index which, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities.

[3]	The Lipper Emerging Markets Fund Index is an equally weighted managed index of the largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where “emerging markets” is defined by a country’s per-capita GNP or other economic measure. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 94.8%

FAR EAST — 50.3%
South Korea — 17.2%
Daegu Bank**	39,170	$157,202
Daum Communications Corp.**	14,830	393,866
DGI Co., Ltd.	10,957	152,431
Hanmi Pharmaceutical Industrial Co., Ltd.	20,060	317,970
KH Vatec Co., Ltd.	3,253	163,740
Kookmin Bank	11,386	403,197
KT Corp.	4,750	203,048
LG Chem, Ltd.	8,670	296,785
Pantech Co., Ltd.**	45,600	549,791
Pulmuone Co., Ltd.	21,570	741,096
Samsung Electronics Co., Ltd.	4,880	1,291,951
Shinsegae Co., Ltd.	1,240	156,300
Sindo Ricoh Co., Ltd.	9,190	507,521
SK Telecom Co., Ltd.	2,060	397,740
You Eal Electronics Co., Ltd.	18,700	395,742

		6,128,380

Taiwan — 9.7%
Chang Hwa Commercial Bank	651,000	310,802
China Motor Co., Ltd.	324,000	591,716
Chinatrust Financial Holding Co., Ltd.**	196,000	159,528
Compal Electronics, Inc. — GDR	66,450	342,218
Epistar Corp.**	100,196	184,427
High Tech Computer Corp.	39,000	166,005
Hon Hai Precision Industry Co., Ltd.	68,700	237,101
Largan Precision Co., Ltd.	83,000	463,100
UPC Technology Corp.**	1,087,000	431,423
Zyxel Communications Corp.**	285,000	606,557

		3,492,877

Thailand — 5.3%
Land and Houses Public Co., Ltd. (Foreign)	330,855	617,954
Major Cineplex Group Public Co., Ltd. (Foreign)**	362,100	676,312
Noble Development Public Co., Ltd. (Foreign)**	1,541,800	321,954
TISCO Finance Public Co., Ltd. (Foreign)**	562,500	292,343

		1,908,563

China — 5.2%
Anhui Conch Cement Co., Ltd. — H	1,182,000	397,872
Tsingtao Brewery Co., Ltd. — H	1,214,000	611,019
Zhejiang Expressway Co., Ltd. — H	2,206,000	848,639

		1,857,530

Hong Kong — 5.0%
China Pharmaceutical Enterprise and Investment Corp., Ltd.	2,592,000	465,328
CNOOC, Ltd.	269,500	350,769
Denway Motors, Ltd.	504,000	169,651
Fountain Set Holdings, Ltd.	640,000	352,894
SINA.com — ADR**	68,313	444,035

		1,782,677

Malaysia — 4.1%
Gamuda Berhad	340,000	492,108
Malayawata Steel Berhad	371,000	185,501
Maxis Communications Berhad**	353,000	501,634
Ranhill Berhad	265,000	292,896

		1,472,139

Indonesia — 2.5%
PT Bank Central Asia Tbk	1,327,000	370,670
PT Telekomunikasi Indonesia Tbk	1,259,000	541,581

		912,251

India — 1.3%
State Bank of India — GDR	35,194	483,918

Total Far East		18,038,335

EUROPE — 15.8%
Russia — 6.5%
AO VimpelCom — ADR**	18,293	585,559
Mobile Telesystems — ADR	12,145	451,065
Sberbank RF — ADR**	2,882	554,785
Sibneft — ADR**	221,175	486,585
YUKOS — ADR	28,024	264,827

		2,342,821

Hungary — 2.8%
Magyar Tavkozlesi Rt	90,390	327,689
OTP Bank Rt. — GDR	35,230	688,747

		1,016,436

Czech Republic — 1.8%
Komercni Banka AS	9,283	641,311

Estonia — 1.8%
Hansabank, Ltd.	38,048	638,005

Poland — 1.4%
Bank Pekao SA — GDR	20,929	512,761

Greece — 0.8%
Coca-Cola Hellenic Bottling Co., SA	19,495	270,852

Turkey — 0.7%
Ford Otomotiv Sanayi AS**	31,850,000	268,614

Total Europe		5,690,800

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2002

	Number	Market
	of	Value
	Shares	(Note A)

AFRICA — 9.2%
South Africa — 9.2%
African Rainbow Minerals Gold, Ltd.**	45,130	$415,770
Aveng, Ltd.	348,535	406,193
Foschini, Ltd.	427,142	567,496
Imperial Holdings, Ltd.**	36,800	235,883
MTN Group, Ltd.**	99,340	141,823
Murray & Roberts Holdings, Ltd.	245,670	363,615
Nampak, Ltd.	235,792	388,840
Standard Bank Group, Ltd.	221,424	778,033

		3,297,653

Total Africa		3,297,653

SOUTH AMERICA — 7.4%
Brazil — 6.2%
Brasil Telecom Participacoes SA — ADR	10,000	252,500
Caemi Mineracao e Metalurgica SA (Pref.)	1,050,000	155,719
Companhia Vale do Rio Doce — A (Pref.)	23,450	646,592
Gerdau SA (Pref.)	58,400,000	569,148
Petroleo Brasileiro SA — ADR	19,500	291,330
Telesp Celular Participacoes SA — ADR**	57,500	175,375
Unibanco - Uniao de Bancos Brasileiros SA — GDR	16,500	180,675

		2,271,339

Chile — 0.7%
Distribucion y Servicio D&S SA — ADR	23,400	234,000

Argentina — 0.5%
Telecom Argentina Stet - France Telecom SA — ADR**	72,257	162,578

Total South America		2,667,917

NORTH AMERICA — 6.8%
Mexico — 6.5%
America Movil SA de CV — ADR — L	45,574	654,443
Grupo Financiero Banorte SA de CV — O	246,147	599,842
Grupo Televisa SA — ADR**	17,035	475,788
Wal-Mart de Mexico SA de CV — V	262,095	596,126

		2,326,199

Canada — 0.3%
Telesystem International Wireless, Inc.**	373,500	118,213

Total North America		2,444,412

MIDDLE EAST — 5.3%
Israel — 5.3%
Agis Industries, Ltd.	27,702	271,186
Taro Pharmaceutical Industries, Ltd. — ADR**	19,523	734,065
Teva Pharmaceutical Industries, Ltd. — ADR	23,000	888,029

		1,893,280

Total Middle East		1,893,280

Total Equity Securities (Cost $30,327,335)		34,032,397

EQUITY CERTIFICATES — 3.5% (Note C)

FAR EAST — 3.5%
India — 3.5%
Infosys Technologies, Ltd.†	3,900	388,798
Mastek, Ltd.†	39,051	434,442
Tata Engineering and Locomotive Co., Ltd.†	134,680	451,878

		1,275,118

Total Equity Certificates (Cost $1,122,251)		1,275,118

RIGHTS — 0.0%

FAR EAST — 0.0%
Thailand — 0.0%
TelecomAsia Corp. Public Co., Ltd. (Foreign) — Rights**	27,883	0

Total Rights (Cost $0)		0

TOTAL INVESTMENTS
(COST $31,449,586)	98.3%	$35,307,515
Other Assets in Excess of Liabilities	1.7%	624,481

Net Assets	100.0%	$35,931,996

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$32,773,919

Gross Appreciation		$4,498,283
Gross Depreciation		(1,964,687)

Net Appreciation		$2,533,596

**	Non-income producing security.

†	Restricted security.

ADR — American Depository Receipt

GDR — Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments by Industry
December 31, 2002

Percent of
Industry	Net Assets

Appliances	1.4%
Automobiles	4.1%
Banking	14.5%
Basic Industries/ Multi-Industry	1.8%
Beverages	1.7%
Broadcast & Publishing Services	1.3%
Building Materials	1.1%
Chemicals	2.0%
Computer Manufacturers	0.9%
Construction	2.5%
Data Processing	1.2%
Drugs	4.5%
Electrical	1.0%
Electronic Components	4.8%
Electronic Instruments	4.2%
Energy Sources	3.1%
Financial Services	4.3%
Food & Household	2.8%
Forest Products	1.1%
Gold Mining	1.6%
Health Care	2.9%
Industrial Components	0.7%
Internet Content	1.2%
Investments	0.9%
Leisure	1.9%
Merchandising	2.0%
Metals — Steel	2.1%
Miscellaneous Materials	1.8%
Office/ Communications Equipment	1.6%
Oil	0.8%
Other Computers	1.1%
Photo-Optical Equipment	1.3%
Real Estate	1.7%
Retailing — Foods	0.7%
Retailing — Goods	1.7%
Semiconductors/ Components	0.5%
Technology/ Multi-Industry	1.1%
Telecommunications	9.1%
Telephone Utilities	1.9%
Textiles & Apparel	1.0%
Transportation/ Multi-Industry	2.4%
Other Assets in Excess of Liabilities	1.7%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Investments, at market value (Cost $31,449,586)	$35,307,515
Foreign currency (Cost $310,496)	312,558
Cash	313,634
Receivables:
Dividends	47,609
Investment securities sold	437,720
Fund shares sold	44,350
Prepaid expenses	6,264

TOTAL ASSETS	36,469,650

LIABILITIES:
Payables:
Investment securities purchased	440,761
Fund shares redeemed	12,884
Due to affiliates	39,974
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	566
Foreign taxes	1,003
Accrued expenses	42,466

TOTAL LIABILITIES	537,654

NET ASSETS	$35,931,996

SHARES OUTSTANDING	2,931,265

NET ASSET VALUE PER SHARE	$12.26

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2002:
Paid-in capital	$44,967,697
Undistributed net investment loss	(26,702)
Undistributed net realized loss	(12,870,501)
Unrealized net foreign exchange gain	3,573
Unrealized net appreciation on investments	3,857,929

NET ASSETS	$35,931,996

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Operations
For the year ended December 31, 2002

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable foreign taxes of $60,478)	$493,688
Interest	7,183

Total income	500,871

Expenses:
Investment advisory fee	537,134
Administration fee	114,000
Professional fees	62,200
Federal and state registration fees	15,500
Custodian fee	176,280
Transfer agent fees	42,694
Trustees’ fees	7,325
Amortization of organization costs	5,897
Miscellaneous	44,568

Total expenses	1,005,598

Fees paid indirectly	(124,053)
Expense reimbursement from advisor	(108,929)

Net expenses	772,616

Net investment loss	(271,745)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(4,039,552)
Net realized foreign exchange loss	(310,083)
Net change in unrealized foreign exchange gain	2,573
Net change in unrealized appreciation of investments	7,764

Net realized and unrealized loss on investments	(4,339,298)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,611,043)

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	December 31, 2002	December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(271,745)	$(181,845)
Net realized and unrealized loss on investments	(4,339,298)	(964,942)

Net decrease in net assets resulting from operations	(4,611,043)	(1,146,787)

Distributions to shareholders:
Net investment income	—	(48,969)
Capital gains	—	—

Total distributions to shareholders	—	(48,969)

Capital share transactions:
Proceeds from shares sold	33,884,082	8,090,989
Reinvestment of distributions	—	48,957
Cost of shares redeemed	(15,294,504)	(9,148,876)

Net increase (decrease) in net assets derived from capital share transactions	18,589,578	(1,008,930)

Total increase (decrease) in net assets	13,978,535	(2,204,686)

NET ASSETS:

Beginning of period	$21,953,461	$24,158,147

End of period	$35,931,996	$21,953,461

Capital share transactions are as follows:
Shares issued	2,384,517	646,866
Shares reinvested	—	3,786
Shares redeemed	(1,107,044)	(776,986)

Net increase (decrease) from capital share transactions	1,277,473	(126,334)

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Financial Highlights

									For the period
									from the
							For the three		commencement
							month period		of operations
							October 1,		December 31,
	For the year		For the year		For the year	For the year	1998		1997
	ended		ended		ended	ended	through		through
	December 31,		December 31,		December 31,	December 31,	December 31,		September 30,
	2002		2001		2000	1999	1998		1998

Net asset value, beginning of period	$13.27		$13.57		$18.36	$8.73	$7.56		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)		(0.11)		0.10	(0.14)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.92)		(0.16)		(4.28)	10.05	1.20		(2.41)

Total income (loss) from investment operations	(1.01)		(0.27)		(4.18)	9.91	1.17		(2.44)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.03)		—	—	—		—
Distributions from capital gains	—		—		(0.61)	(0.28)	—		—

Total distributions	—		(0.03)		(0.61)	(0.28)	—		—

Net asset value, end of period	$12.26		$13.27		$13.57	$18.36	$8.73		$7.56

Total Return	(7.61)%		(1.98)%		(22.73)%	114.16%	15.48	%**	(24.40	)%**
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$35,932		$21,953		$24,158	$10,537	$4,028		$3,487
Ratio of expenses before fees paid indirectly to average net assets	2.50	%†	2.50	%†	2.50%†	2.58%†	2.75	%*†	2.75	%*†
Ratio of net expenses to average net assets	2.16	%†#	2.49	%†#	2.50%†	2.58%†	2.75	%*†	2.75	%*†
Ratio of net investment income (loss) to average net assets	(0.76	)%†#	(0.79	)%†#	0.78%†	(1.29)%†	(1.23	)%*†	(0.49	)%*†
Portfolio turnover	355.14%		505.50%		375.47%	366.53%	82.60	%**	261.21	%**
Annualized portfolio turnover	355.14%		505.50%		375.47%	366.53%	327.69%		349.24%

*	Annualized

**	Not Annualized

†	Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period from December 31, 1997 through May 31, 1999, the Fund’s operating expense cap was 2.75% of average net assets. For the period June 1, 1999 through June 30, 2002, the operating expense cap was reduced to 2.50% of average net assets. Beginning July 1, 2002 through June 30, 2003, the Fund will be reimbursed for expenses exceeding the 2.50% expense cap after reduction of amounts received through commission recapture programs that are applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

     The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust with five separate series (“Funds”). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five Funds included in the Trust are as follows:

Fund	Commencement of Operations

*Driehaus International Growth Fund	10/28/96
Driehaus International Discovery Fund	12/31/98
Driehaus European Opportunity Fund	12/31/98
Driehaus Asia Pacific Growth Fund	12/31/97
Driehaus Emerging Markets Growth Fund	12/31/97

*	The Driehaus International Growth Fund was the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the “Partnership”), a Limited Partnership organized on July 1, 1990.

     The investment objective of the Funds is to maximize capital appreciation.

     The Driehaus International Growth Fund seeks to achieve its objective by investing primarily in equity securities of foreign companies.

     The Driehaus International Discovery Fund seeks to achieve its objective by investing primarily in equity securities of small foreign companies with market capitalizations of $1.5 billion or less.

     The Driehaus European Opportunity Fund seeks to achieve its objective by investing primarily in equity securities of European companies.

     The Driehaus Asia Pacific Growth Fund seeks to achieve its objective by investing primarily in equity securities of Asia Pacific companies.

     The Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in the equity securities of Emerging Market companies.

Fiscal Year End

     The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

     Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees.

     Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

     The Funds determine income and expenses daily. This change in net asset value is allocated daily.

Federal Income Taxes

     No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code and has made and declared all the

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

     The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     For the period ended December 31, 2002, reclassifications were recorded between undistributed net investment loss, undistributed net realized foreign exchange loss, undistributed net realized gain, and paid-in-capital in excess of par for any permanent book to tax differences.

     At December 31, 2002, the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund had accumulated capital loss carryforwards of $151,372,420, $27,007,328, $15,267,304, $6,566,092 and $11,118,737, respectively, expiring between 2008 and 2010. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforward. For the year ended December 31, 2002, the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund realized post-October capital losses of $4,925,168, $3,188,612, $122,598, $1,184,686 and $427,431, respectively, and realized post-October currency losses of $45,683, $20,349, $2,810, $22,820 and $26,702, respectively, which, for tax purposes, is deferred and will be recognized in the following year.

Distributions to Shareholders

     The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

	Driehaus		Driehaus		Driehaus
	International		International		European
	Growth Fund		Discovery Fund		Opportunity Fund

Distributions paid from:	2002	2001	2002	2001	2002	2001

Ordinary income	—	$162,901	—	—	—	—
Net long term capital gains	—	—	—	—	—	—

Total taxable distributions	—	$162,901	—	—	—	—
Tax return of capital	—	—	—	—	—	—

Total distributions paid	—	$162,901	—	—	—	—

	Driehaus		Driehaus
	Asia Pacific		Emerging Markets
	Growth Fund		Growth Fund

Distributions paid from:	2002	2001	2002	2001

Ordinary income	—	—	—	$48,969
Net long term capital gains	—	$676,407	—	—

Total taxable distributions	—	$676,407	—	$48,969
Tax return of capital	—	—	—	—

Total distributions paid	—	$676,407	—	$48,969

     The Funds had no distributions during the year ended December 31, 2002.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     As of December 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Driehaus	Driehaus	Driehaus
	International	International	European
	Growth Fund	Discovery Fund	Opportunity Fund

Undistributed ordinary income	—	—	—
Undistributed long-term capital gains	—	—	—

Accumulated earnings	—	—	—
Accumulated capital and other losses	$(156,333,411)	$(30,216,289)	$(15,392,033)
Unrealized appreciation (depreciation) on foreign currency	(73,514)	5,535	6,034
Unrealized appreciation on investments	1,507,060	6,456,961	1,802,323

Total accumulated earnings (deficit)	$(154,899,865)	$(23,753,793)	$(13,583,676)

	Driehaus	Driehaus
	Asia Pacific	Emerging Markets
	Growth Fund	Growth Fund

Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—

Accumulated earnings	—	—
Accumulated capital and other losses	$(7,772,322)	$(11,572,870)
Unrealized appreciation (depreciation) on foreign currency	2,831	3,573
Unrealized appreciation on investments	86,335	2,533,596

Total accumulated earnings (deficit)	$(7,683,156)	$(9,035,701)

     The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on currency contracts.

Foreign Currency Translation

     Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

     Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

     Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2002.

     The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net change in unrealized appreciation (depreciation) of investments.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Deferred Organization Costs

     For the year ended December 31, 2002, organization costs incurred by the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund were fully amortized.

Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

     Richard H. Driehaus, the Chairman of the Board and President of the Trust, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc. (“DCM”), a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

     DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each Fund’s average daily net assets.

     DCM has agreed to absorb other operating expenses to the extent necessary to ensure that total operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund would not exceed 2.40%, 2.10%, 2.50%, and 2.50%, respectively, of the average net assets of each Fund on an annual basis, through June 30, 2003. Beginning July 1, 2002, the Funds are reimbursed for expenses exceeding their respective expense caps after reduction of amounts received through commission recapture programs that are applied to Fund operating expenses.

     The amounts accrued and payable to DCM during the year ended December 31, 2002, are as follows:

		Advisory Fees
		Payable
		(included in Due
Fund	Advisory Fees	to affiliates)

Driehaus International Growth Fund	$2,143,758	$139,914
Driehaus International Discovery Fund	960,318	87,545
Driehaus European Opportunity Fund	368,589	9,082
Driehaus Asia Pacific Growth Fund	365,866	11,475
Driehaus Emerging Markets Growth Fund	537,134	39,974

     The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the year ended December 31, 2002, these arrangements reduced the expenses of the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund by $476,500 (16.8%), $252,135 (17.4%), $85,947 (10.6%), $110,645 (14.9%), and $124,053 (12.3%), respectively.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     Driehaus Securities Corporation (“DSC”) is the Funds’ distributor.

     DSC also acts as a broker for the Funds for domestically traded securities. For the year ended December 31, 2002, the Funds paid the following brokerage commissions:

	Total	Commissions	Shares Traded
Fund	Commissions	Paid to DSC	through DSC

Driehaus International Growth Fund	$2,577,269	$305,092	7,771,435
Driehaus International Discovery Fund	1,480,801	117,702	2,717,874
Driehaus European Opportunity Fund	365,163	37,655	1,399,564
Driehaus Asia Pacific Growth Fund	588,466	17,568	722,544
Driehaus Emerging Markets Growth Fund	922,595	130,443	2,587,363

     A portion of these commissions are, in turn, paid by DSC to third parties for clearing and execution services.

     Certain officers of the Trust are also officers of DCM and DSC. No such officers received compensation from the Funds.

     PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the Funds’ administrative and accounting agent. In compensation for these services, PFPC Inc. receives the larger of a monthly minimum fee and a monthly fee based upon average net assets. PFPC Inc. also acts as the transfer agent and dividend disbursing agent for the Funds. In compensation for these services, PFPC Inc. receives a monthly fee based on shareholder processing activity during the month.

C. DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

     The Funds occasionally invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At December 31, 2002, the Driehaus International Discovery Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund had unrealized appreciation of $45,834, $492, and $152,867, respectively, as a result of their investment in these financial instruments. The aggregate market values of these certificates for the Driehaus International Discovery Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund represented 0.9%, 4.7%, and 3.6%, respectively, of their total market values at December 31, 2002.

     At December 31, 2002, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 2002, the Funds’ currency transactions are limited to transaction hedges.

     The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     The Funds had the following outstanding contracts at December 31, 2002:

Driehaus International Growth Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2002

$92,512	146,149	Canadian Dollar	January 2003	$(512)
490,488	4,389,867,116	Indonesian Rupee	January 2003	(3,644)

				$(4,156)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2002

$374,397	356,982	Euro	January 2003	$(7,116)
638,850	397,062	Pound Sterling	January 2003	(2,232)

				$(9,348)

	Net unrealized depreciation			$(13,504)

Driehaus International Discovery Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2002

$$681,389	6,098,432,561	Indonesian Rupee	January 2003	$(4,627)
80,744	3,480,046	Thailand Baht	January 2003	336

				$(4,291)

	Net unrealized depreciation			$(4,291)

Driehaus European Opportunity Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2002

$101,353	160,116	Canadian Dollar	January 2003	$(476)
148,026	141,142	Euro	January 2003	625
155,103	96,410	Pound Sterling	January 2003	338
53,263	462,934	Swedish Krona	January 2003	871

				$1,358

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Driehaus European Opportunity Fund — (Continued)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2002

$77,823	2,340,310	Czech Republic Koruna	January 2003	$(65)
29,328	6,586,800	Hungarian Forint	January 2003	(157)
56,903	394,212	Norwegian Krone	January 2003	(475)
112,087	974,210	Swedish Krona	January 2003	(1,562)

				$(2,259)

		Net unrealized depreciation		$(901)

Driehaus Asia Pacific Growth Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2002

$315,353	2,822,413,481	Indonesian Rupee	January 2003	$(2,342)

				$(2,342)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at December 31, 2002

$115,790	13,736,503	Japanese Yen	January 2003	$(1,276)
104,373	181,046	Singapore Dollar	January 2003	13

				$(1,263)

		Net unrealized depreciation		$(3,605)

Driehaus Emerging Markets Growth Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at December 31, 2002

$76,204	682,021,619	Indonesian Rupee	January 2003	$(566)

				$(566)

		Net unrealized depreciation		$(566)

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

D. INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2002, were as follows:

Fund	Purchases	Sales

Driehaus International Growth Fund	$491,501,635	$513,446,795
Driehaus International Discovery Fund	274,137,834	240,480,846
Driehaus European Opportunity Fund	82,142,284	82,177,887
Driehaus Asia Pacific Growth Fund	105,905,475	100,421,524
Driehaus Emerging Markets Growth Fund	135,883,849	117,531,522

E. RESTRICTED SECURITIES

     Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2002, the Driehaus International Discovery Fund held restricted securities, other than equity certificates, whose aggregate market value of $336,281 represented 0.5% of the total market value of the Fund. In addition, since an investment in equity certificates (see Note C) represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted.

F. LINES OF CREDIT

     The Funds have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. At December 31, 2002, the Funds had no outstanding borrowings under the line of credit.

G. OFF BALANCE SHEET RISKS

     The Funds’ investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H. SHAREHOLDER FEES

     The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The fees charged by the Funds for the year ended December 31, 2002, were as follows:

Fund	Redemption Fees

Driehaus International Growth Fund	$112,381
Driehaus International Discovery Fund	57,410
Driehaus European Opportunity Fund	19,301
Driehaus Asia Pacific Growth Fund	60,415
Driehaus Emerging Markets Growth Fund	33,742

     The redemption fees are recorded in paid-in capital.

Report of Independent Auditors

      To the Shareholders and Board of Trustees of the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund:

     We have audited the accompanying statements of assets and liabilities of the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund (the “Funds”), including the schedules of investments and investments by industry on pages 4-6, 14-17, 25-27, 35-37 and 45-47, as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights on pages 7-10, 18-21, 28-31, 38-41 and 48-51 for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2001 and the financial highlights for the periods ended December 31, 2001 and prior were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 8, 2002.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmations of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund as of December 31, 2002, and the results of their operations, changes in their net assets, and their financial highlights for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois

February 20, 2003

Interested and Independent Trustees of the Trust

      The following table sets forth certain information with respect to the trustees of the Trust:

		Term of		Number of
		Office and		Portfolios in	Other
	Position(s)	Length of	Principal	the Trust	Directorships
	Held with	Time	Occupation(s)	Overseen by	Held by
Name, Address and Age	the Trust	Served**	During Past 5 Years	Trustee	Trustee

Interested Trustees:*
Richard H. Driehaus, 60 25 East Erie Street Chicago, IL 60611	Trustee; Chairman; President	Since 1996	Chairman of the Board and Chief Executive Officer of Driehaus Capital Management, Inc. and Driehaus Securities Corporation; Chief Executive Officer of Driehaus Capital Management, L.L.C.; Chief Investment Officer; Portfolio Manager of Driehaus Capital Management, Inc. and Driehaus Capital Management, L.L.C.	5	Director of Driehaus Capital Management, Inc.; Driehaus Securities Corporation; Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; and 25 East Erie Corp.

Robert F. Moyer, 56 25 East Erie Street Chicago, IL 60611	Trustee; Senior Vice President	Since 1996	President of Driehaus Capital Management, Inc. and Driehaus Securities Corporation; President and Chief Operating Officer of Driehaus Capital Management, L.L.C.	5	None
Independent Trustees:
Francis J. Harmon, 60 25 East Erie Street Chicago, IL 60611	Trustee	Since 1998	Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield	5	None

A.R. Umans, 75 25 East Erie Street Chicago, IL 60611	Trustee	Since 1996	Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation)	5	None

Interested and Independent Trustees of the Trust — (Continued)

		Term of		Number of
		Office and		Portfolios in	Other
	Position(s)	Length of	Principal	the Trust	Directorships
	Held with	Time	Occupation(s)	Overseen by	Held by
Name, Address and Age	the Trust	Served**	During Past 5 Years	Trustee	Trustee

Daniel F. Zemanek, 60 25 East Erie Street Chicago, IL 60611	Trustee	Since 1996	Senior Vice President of Sunrise Development, Inc. since January 2003; Consultant, real-estate development, August 1998 to January 2003; Senior Vice President of Real Estate, Una Mas Restaurants, Inc., from 1996 to 1998	5	None

*	Mr. Driehaus and Mr. Moyer are “interested persons” of the Trust and the Adviser, as defined in the Investment Company Act of 1940, as amended, because they are officers of the Adviser. In addition, Mr. Driehaus controls the Adviser.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) until the Trustee’s retirement, resignation, death, or (iii) as otherwise specified in the Trust governing documents.

Officers of the Trust

      The following table sets forth certain information with respect to the advisory board member and officers of the Trust:

		Term of		Number of
	Position(s)	Office and		Portfolios in	Other
	Held	Length of	Principal	the Trust	Directorships
	with	Time	Occupation(s)	Overseen by	Held by
Name, Address and Age	the Trust	Served	During Past 5 Years	Trustee	Trustee

Arthur B. Mellin[1] , 60 190 South LaSalle Street Chicago, IL 60603	Advisory Board Member	Since 1998	President of Mellin Securities Incorporated and Mellin Asset Management, Inc.	N/A	N/A

William R. Andersen, 44 25 East Erie Street Chicago, IL 60611	Vice President	Since 1996	Senior Vice President, Chief Investment Officer-International and Portfolio Manager of Driehaus Capital Management, Inc.; Portfolio Manager of Driehaus Capital Management, Inc. prior thereto	N/A	N/A

Robert H. Buchen, 65 25 East Erie Street Chicago, IL 60611	Vice President	Since 1996	Vice President of Institutional sales of Driehaus Capital Management, Inc.	N/A	N/A

Michelle L. Cahoon, 36 25 East Erie Street Chicago, IL 60611	Treasurer	Since 2002	Controller of Driehaus Capital Management, Inc. and Driehaus Securities Corporation since 2002; Manager with Arthur Andersen LLP since 1992	N/A	N/A

Lisa M. King, 35 400 Bellevue Parkway Wilmington, DE 19809	Secretary	Since 2002	Vice President and Counsel, PFPC Inc., financial services company since 2000; Associate, Stradley, Ronon, Stevens & Young, LLC since 1996	N/A	N/A

Kelly C. Dehler, 41 25 East Erie Street Chicago, IL 60611	Assistant Secretary	Since 2002	Regulatory Associate with Driehaus Capital Management, Inc. since 2002; Senior Paralegal with Driehaus Capital Management, Inc. since 2000; Examiner with NASD Regulation since 1997	N/A	N/A

[1]	Mr. Driehaus and Mr. Mellin are brothers-in-law.

     The Statement of Additional Information for the Driehaus Mutual Funds contains more detail about the Trust’s trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.